            THE CONFIDENTIAL PORTIONS HAVE BEEN SO OMITTED AND
                   FILED SEPARATELY WITH THE COMMISSION
            ==================================================
                                EXHIBIT 2-4
            ==================================================

SCHEDULE 3.1
- ------------
                         ARTICLES OF INCORPORATION
                                    OF
                               SHARECOM INC.

     To form a corporation pursuant to the Minnesota Business
Corporation Act, the following Articles of Incorporation are adopted:

     1.   The name of this corporation is Sharecom Inc.

     2. This corporation shall have general business purposes and shall have unlimited power to engage in and do any lawful act concerning any and all lawful businesses for which corporations may be organized under the Minnesota Business Corporation Act. Without limiting the generality of the foregoing, this corporation shall have specific power:

     (a) to engage in whole or in part in the business of lending or advancing money on the security of goods, wares and merchandise whether or not such goods, wares and merchandise are sold by this corporation;

     (b) to become surety for or guarantee the carrying out and performance of any contract, lease, or obligation of any kind or any person, firm or corporation in connection with the carrying on of any business; and

     (c) to acquire, hold, pledge, mortgage, hypothecate, sell, or otherwise dispose of the shares, bonds, securities and other evidences of indebtedness of any person, firm or corporation.

     3.   This corporation shall have perpetual existence.

     4. The location and post office address of the registered office in Minnesota is 416 E. Hennepin Avenue, Minneapolis,
Minnesota 55414.

     5. The total authorized number of shares of this corporation is 250,000, all of which shall be common shares of the par value of $.10 (10 cents) each. 6. The shareholders of this corporation:

     (a) shall not have the right to cumulate votes for the election of directors;

     (b) shall have no preemptive right to subscribe to any issue of shares of any class of this corporation now or hereafter made;
and

     (c) shall have the power, by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, (i) to authorize the sale, lease, exchange, or other disposal of all, or substantially all, of the property and assets of this corporation, including its good-will, (ii) to amend the Articles of Incorporation of this corporation, and (iii) to adopt an agreement of consolidation or merger.

     7. The amount of stated capital with which this corporation may begin business is $1,000.00.

     8. The name and post office address of the first director, who shall serve until the first annual meeting of the shareholders or until his successors are elected and qualified are:

Name                     Post Office Address
- --------------------     -----------------------------
Thomas L. Frondell       3342 Xylon Avenue North
                         Minneapolis, Minnesota 55427

     9. The name and post office address of the incorporator, who is a natural person of full age, is:

Name                     Post Office Address
- --------------------     -----------------------------
Thomas L. Frondell       3342 Xylon Avenue North
                         Minneapolis, Minnesota 55427

     10. The board of directors of this corporation shall have authority:

     (a) to allot and authorize the issuance of the authorized but unissued shares of this corporation, including the declaration of dividends payable in shares of any class to shareholders of any other class;

     (b) to fix the terms, provisions and conditions of and authorize the issue, sale, pledge or exchange of bonds, debentures, notes and evidences of indebtedness;

     (c) to fix the terms, provisions and conditions of and authorize the issue, sale or exchange of (i) rights to convert any securities of this corporation into shares of any class or classes, including the conversion into shares of any class or classes, including the conversion basis or bases; and (ii) options to purchase or subscribe for shares of any class or classes, including the option price or prices at which shares may be purchased or subscribed for;

     (d) to make, amend and repeal the bylaws, including an increase in their number, subject to the power of the shareholders to amend or repeal such bylaws;

     (e) to provide for the reasonable compensation of its own members in their status as directors, officers and employees, and all other officers and employees, including, but not limited to, salaries, pension, profit sharing, stock option, stock purchase, stock bonus, retirement, benefit, cash bonus and deferred payment plans, trusts and other provisions, and other forms of incentive and compensation;

     (f) to adopt an indemnity plan and to purchase and maintain insurance for officers, directors, employees and agent against liability asserted against them and incurred in any such capacity or arising out of their statutes as such, to the fullest extent now or hereafter permitted by law; and

     (g) in addition, to exercise all powers and to do such acts that may be exercised on done by this corporation, subject only to the provisions of these articles of incorporation and the bylaws of this corporation.

     IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation on May 27, 1980.



Dated: May 27, 1980           /s/Thomas L. Frondell
                              ------------------------------

STATE OF MINNESOTA )
COUNTY OF RAMSEY   )  SS.

     The foregoing instrument was acknowledged before me this 27th day of May, 1980, by Thomas L. Frondell.


                              /s/John P. Vitko
                              -----------------------------
Notarial Seal                 Notary Public

         CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF
                               SHARECOM INC.

We, the undersigned, Thomas L. Frondell and David D. Ekelund, respectively, the President and Secretary of Sharecom Inc., a corporation subject to the provisions of Chapter 301, Minnesota Statutes 1953, known as the Minnesota Business Corporation Act, do hereby certify that at a special meeting of the Shareholders of said Corporation, notice of such meeting, proposal to amend and nature of each proposal having been mailed to each Shareholder entitled to vote thereon at least ten days prior to such meeting, held at 416 East Hennepin Avenue, in the City of Minneapolis, County of Hennepin, as designated in such notice, on the 6th day of October, 1981, resolutions as hereinafter set forth were adopted by a vote of said Shareholders represented in person or by proxy:

     "Resolved that Article 5 of the Articles of Incorporation of Sharecom Inc. be, and the same hereby is amended to read as follows:

          5. The total authorized number of shares of this corporation is 1,250,000, all of which shall be common shares of the par value of $.04 (4 cents) each.

     "Resolved further that the President and Secretary of this Corporation be and they hereby are, authorized and directed to make, execute and acknowledge a certificate under the corporate seal of this corporation, embracing the foregoing resolutions, and to cause such certificate to be filed for record in the manner required by law."

     IN WITNESS WHEREOF, we have subscribed our names and caused the corporate seal of said corporation to be hereto affixed this 6th day of October, 1981.

In presence of:

/s/Linda A. Jessen                 /s/Thomas L. Frondell
- ---------------------------        ---------------------------
                                        Its President
/s/Kathleen A. Mehle               /s/David D. Ekelund
- ---------------------------        ---------------------------
                                        Its Secretary

AFFIX CORPORATE SEAL

STATE OF MINNESOTA  )
COUNTY OF HENNEPIN  ) ss.

Thomas L. Frondell and David D. Ekelund, being first duly sworn, on oath depose and say that they are respectively the President and Secretary of Sharecom Inc., the corporation named in the foregoing certificate; that said certificate contains a true statement of the action of the Shareholders and Board of Directors of said corporation, duly held as aforesaid; that the seal attached is the corporate seal of said corporation; that said corporation is executed on behalf of said corporation, by its express authority; and they further acknowledge the same to be their free act and deed and the free act and deed of said corporation.

                              /s/Thomas L. Frondell
                              --------------------------

                              /s/David D. Ekelund
                              --------------------------
Subscribed and sworn to
before me this 12th day
of October, 1981.

/s/Kathleen A. Mehle
- -----------------------
Notary

                         CERTIFICATE OF AMENDMENT
                                  TO THE
                         ARTICLES OF INCORPORATION
                                    OF
                              SHARECOM, INC.

     Thomas Frondell and David D. Ekelund, respectively the President and Secretary of Sharecom, Inc., a corporation organized under and existing by virtue of the laws of the State of Minnesota, do hereby certify that at a special meeting of the shareholders of the corporation, duly called in accordance with the Articles of Incorporation and By-Laws of said Corporation, and in accordance with the laws of the State of Minnesota, held in the City of Minneapolis, Minnesota, on the 16th day of May, 1983, the shareholders of said corporation adopted the following resolutions:

     "RESOLVED, that pursuant to Minnesota Statute, Section 302A.021, Subd. 4, this Corporation hereby elects to become governed by Chapter 302 of Minnesota Statutes, known as the, and the President and Secretary of this Corporation be and the same hereby are authorized to prepare and file a Certificate attesting to the due and valid adoption of this resolution as required by law; and

     "RESOLVED FURTHER, that Article Five of the Articles of
     Incorporation of this Corporation be and hereby is amended in its entirety to read as follows:

          '5. The total authorized number of shares of this Corporation shall be Ten Million (1O,OOO,OO0), all of which shall be common shares without par value.'"

     IN WITNESS WHEREOF the undersigned have executed this Certificate this 16th day of May, 1983.

                                   /s/Thomas L. Frondell
                                   ------------------------

                                   /s/David D. Ekelund
                                   ------------------------

STATE OF MINNESOTA  )
COUNTY OF HENNEPIN  ) ss.

     On this 16th day of May, 1983, before me, a Notary Public, personally appeared Thomas Frondell, to me known to be the President of Sharecom, Inc., a Minnesota corporation, who acknowledged to me that he executed the foregoing instrument as the free act and deed of said Corporation.

                                   /s/Albert A. Woodward
                                   ---------------------------
                                        Notary Public

STATE OF MINNESOTA )
COUNTY OF HENNEPIN )  ss.

     On this 16th day of May, 1983, before me, a Notary Public, personally appeared David D. Ekelund, to me known to be the Secretary of Sharecom, Inc., a Minnesota corporation, who acknowledged to me that he executed the foregoing instrument as the free act and deed of said corporation.

                                   /s/Albert A. Woodward
                                   ---------------------------
                                        Notary Public

                CERTIFICATE OF CHANGE OF REGISTERED OFFICE
                                    by
                               SHARECOM INC.


     Pursuant to Minnesota Statutes Section 301.33 or 317.19, the undersigned, S. C. Simon, hereby certifies that the Board of Directors of Sharecom Inc., a Minnesota corporation, has resolved to change the corporation's registered office from:

416 E. Hennepin Avenue       Minneapolis     Hennepin     55414
- -----------------------------------------------------------------
 (no. & street)                (city)        (county)      (zip)

                                    to
1300 Nicollet Mall, Suite 218  Minneapolis   Hennepin     55403
- -----------------------------------------------------------------
 (no. & street)                (city)        (county)      (zip)


     The effective date of the change will be the 15th day of August, 1983 or the day of filing of this certificate with the Secretary of State, whichever is later.

DATED August 15, 1983         SIGNED /s/S. C. Simon
                                     ---------------------
                                     S. C. Simon
                                     President
                                     ---------------------
                                     (title or office)

                        CERTIFICATE OF AMENDMENT TO
                       ARTICLES OF INCORPORATION OF
                              SHARECOM, INC.


     Steven C. Simon and David Ekelund, respectively, the President and Secretary of Sharecom, Inc., a corporation organized under and existing by virtue of the laws of the State of Minnesota, do hereby certify that at a meeting of the shareholders of the corporation, duly called in accordance with the Articles of Incorporation and By-Laws of said corporation, and in accordance with the laws of the State of Minnesota, held in the City of Minneapolis, Minnesota, on the 17th day of November, 1983, the shareholders of said corporation adopted the following resolutions amending the Articles of Incorporation of this Corporation:

     "RESOLVED, that Article One of the Articles of Incorporation be and hereby is amended in its entirety to read as follows:

          '1.  The name of this Corporation is American Sharecom,
               Inc.'

          "RESOLVED FURTHER, that Article Five of the Articles of
Incorporation of this Corporation be and hereby is amended in its entirety to read as follows:

          '5. The total authorized number of shares of this Corporation shall be Ten Million (10,000,000), all of which shall be one cent ($.01) par value.'"

     IN WITNESS WHEREOF, we have hereunto set our names this 17th day of November, 1983.

In presence of:

/s/Albert A. Woodward                   /s/S. C. Simon
- --------------------------              ------------------------
                                        Steven C. Simon
/s/Wm. H. Thomas
- --------------------------              /s/David D. Ekelund
                                        ------------------------
                                        David Ekelund

STATE OF MINNESOTA  )
COUNTY OF HENNEPIN   )  ss.

     Steven C. Simon and David Ekelund, being first duly sworn, depose and say that they are respectively the President and Secretary of Sharecom, Inc., a Minnesota corporation; that they executed the foregoing certificate; that the contents thereof are true; that they take this action pursuant to authority conferred upon them by the Board of Directors of said corporation; and that they make this Affidavit for and in behalf of said corporation.

                                   /s/S. C. Simon
                                   ----------------------------
                                   Steven C. Simon

                                   /s/David D. Ekelund
                                   ----------------------------
                                   David Ekelund

Subscribed and sworn to
before me this 17th day
of November, 1983.

/s/Albert A. Woodward
- --------------------------
Notary Public

                 STATEMENT OF CHANGE OF REGISTERED OFFICE
                          AND/OR REGISTERED AGENT

     Pursuant to Minnesota Statutes, Section 302A.123, the undersigned corporation submits the following statement for the purpose of changing its registered office or its registered agent, or both:

1.   Name of corporation:    American Sharecom, Inc.

2. Address of its present registered office: 1300 Nicollet Mall, #218, Minneapolis, MN 55403.

3.   Address to which its registered office is to be changed:
     c/o C T CORPORATION SYSTEM INC., 405 Second Avenue South,
     Minneapolis, Hennepin County, Minnesota 55401.

4.   Name of present registered agent:  American Sharecom, Inc.

5.   Name of successor registered agent: C T CORPORATION SYSTEM
     INC.

     The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

     Such change was authorized by resolution approved by the affirmative vote of a majority of directors present.


Dated: November 25, 1987      SIGNED /s/S. C. Simon
                                     -----------------------
                                     President
Filing Fee:  $25.00

STATE OF MINNESOTA
County of HENNEPIN

     The foregoing instrument was acknowledged before me this 25th day of November, 1987.
                                     /s/William J. King
                                     ------------------------
                                        Notary Public

                         CERTIFICATE OF AMENDMENT
TO ARTICLES                  OF INCORPORATION
                          AMERICAN SHARECOM, INC.

     James J. Weinert, the Secretary of American Sharecom, Inc., a corporation organized under and existing by virtue of the laws of the State of Minnesota, does hereby certify that at a regular meeting of the shareholders of the corporation, duly called in accordance with the Articles of Incorporation and Bylaws of such corporation, and in, accordance with the laws of the State of Minnesota, held in the City of Minneapolis, Minnesota, at 8:30 a.m. on the 20th day of April, 1989, the shareholders of said corporation duly adopted the following resolution amending the Articles of Incorporation of this corporation:

     "RESOLVED, that the Articles of Incorporation of this corporation be, and the same hereby are, amended by adding thereto a new Article 11 as follows:

     "11. Limitation of Director Liability. To the fullest extent permitted by the Minnesota Business Corporation Act as the same exists or may hereafter be amended, a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director."

     IN WITNESS WHEREOF, I have hereunto set my name this 20th day of April, 1989.

                              /s/James J. Weinert
                              -----------------------------
                              James J. Weinert, Secretary

STATE OF MINNESOTA )
COUNTY OF HENNEPIN ) ss.

     James J. Weinert, being first duly sworn, deposes and states that he is the Secretary of American Sharecom, Inc., a Minnesota corporation; that he executed the foregoing Certificate; that the contents thereof are true; that he takes this action pursuant to authority conferred upon him by the board of directors of said corporation; that he makes this affidavit for and on behalf of said corporation.

                                   /s/ James J. Weinert
                                   --------------------
                                   James J. Weinert

Subscribed and sworn to before me this 20th day of April, 1989.

/s/ Stephen M. Magistad
- -----------------------
Stephen M. Magistad

                        PLAN AND ARTICLES OF MERGER

     THIS PLAN AND ARTICLES OF MERGER is made by and between
American Sharecom, Inc., a Minnesota Corporation and Wisconsin
American Sharecom, Inc., a Wisconsin Corporation:

                                WITNESSETH;
     WHEREAS, Wisconsin American Sharecom, Inc., is a wholly-owned subsidiary of American Sharecom, Inc.; and

     WHEREAS, the Boards of Directors of Wisconsin American Sharecom, Inc., and American Sharecom, Inc., have determined that Wisconsin American Sharecom, Inc. shall be merged into American Sharecom, Inc. in accordance with applicable statutes of the States of Minnesota and Wisconsin dealing with the merger of a subsidiary corporation into its parent corporation.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, American Sharecom, Inc. and Wisconsin American Sharecom, Inc. agree as follows:

     1. Names of the Subsidiary Corporation and the Parent/Surviving Corporation.

     The name of the Subsidiary Corporation is Wisconsin American Sharecom, Inc., a Wisconsin Corporation (hereinafter "WASI"). The name of the Parent Corporation is American Sharecom, Inc., a Minnesota Corporation, which shall be the Surviving Corporation (hereinafter "ASI").

     2. Terms and Conditions of Merger; Manner and Basis of
Converting the Shares of WASI into Cash or other Property.

     ASI is the sole shareholder of WASI. WASI shall be merged into ASI and the separate existence of WASI shall thereupon cease. The issued and outstanding common stock of WASI, no par value, shall be surrendered and cancelled. ASI, the Surviving Corporation, shall possess all the rights, privileges, immunities, powers and purposes of WASI. All the property, real, personal and mixed, tangible and intangible, of WASI, and all debts due on whatever account by it, all as the same shall exist and to the extent of WASI's right, title and interest therein shall vest in ASI, the Surviving

Corporation, without further act or demand: and all such rights, privileges, immunities, powers and purposes and all and every other interest of WASI shall be thereafter as effectively the property of ASI, the Surviving Corporation, as they whereof WASI; and the title to and interest in any real estate vested by deed, lease or otherwise, under the laws of the United States or any state thereof or any foreign country shall not revert or in any way be impaired. ASI, the Surviving Corporation, shall be responsible for all liabilities and obligations of WASI.

     3. Number of Outstanding Shares.

     WASI has only one class of stock, being common stock, no par value. The number of outstanding shares thereof is 1,000, all of which are owned by ASI.

     4. Waiver of Mailing.

     As the sole shareholder of WASI, ASI waives the mailing of a copy of this Plan and Articles of Merger.

     5. Approval.

     This Plan and Articles of Merger has been approved by ASI and WAST in accordance with applicable statutes of the States of Minnesota and Wisconsin.

     6. Registered Offices.

     The registered office of ASI is located in Hennepin County, Minnesota. The registered office of WASI is located in Dane County, Wisconsin.

     7. Service of Process.

     ASI may be served with process in Wisconsin in any proceeding for the enforcement of any obligation of WASI. The Secretary of State of Wisconsin is hereby irrevocably appointed ASI's agent to accept service of process in any such proceeding. The Secretary of State of Wisconsin shall direct any process served to ASI; as follows:

          American Sharecom, Inc.
          1300 Nicollet Mall
          Suite 218
          Minneapolis, Minnesota 55403

Dated this 25th day of August, 1989.

                              AMERICAN SHARECOM, INC.

                              By: /s/ Steven C. Simon
                              -----------------------
                              Its President

                              By: /s/ James J. Weinert
                              ------------------------
                              Its Secretary

                              WISCONSIN AMERICAN SHARECOM, INC.

                              By: /s/ Steven C. Simon
                              -----------------------
                              Its President

                              By: /s/ James J. Weinert
                              ------------------------
                              Its Secretary

STATE OF MINNESOTA )
                   ) ss
COUNTY OF HENNEPIN )

     The foregoing instrument was acknowledged before me this 25th day of August, 1989 by Steven C. Simon and James J. Weinert, the
President and Secretary, respectively of American Sharecom, Inc., a Minnesota corporation on behalf of the corporation.

/s/ William J. King
- -------------------
Notary Public


STATE OF MINNESOTA )
                   ) ss
COUNTY OF HENNEPIN )

     The foregoing instrument was acknowledged before me this 25th day of August, 1989 by Steven C. Simon and James J. Weinert, the
President and Secretary, respectively of Wisconsin American
Sharecom, Inc., a Wisconsin corporation on behalf of the corporation.

/s/ William J. King
- -------------------
Notary Public

                            ARTICLES OF MERGER

     In accordance with Minnesota Statute Section 302A.615, the undersigned officers .of AMERICAN SHARECOM, INC., a Minnesota corporation (the "Company") and SHARECOM HOLDINGS, INC., a
Minnesota corporation ("Holdings") do hereby make and execute these Articles of Merger, as follows:

                                 ARTICLE I
            Constituent Corporations and Surviving Corporation

The name of each Constituent Corporation to the Merger (the
"Merger") is American Sharecom, Inc. and Sharecom Holdings, Inc.
The Surviving Corporation is American Sharecom, Inc.

                                ARTICLE II
                            Approval of Merger

     The Agreement and Plan of Merger between the parties dated
April 8, 1992, has been approved by the shareholders of Holdings and the Company in the manner provided in Minn. Stat. Section
302A.613.

                                ARTICLE III
                              Effective Date

     The Merger shall be effective upon the date on which these Articles of Merger are filed in the office of the secretary of state of Minnesota pursuant to the Minnesota Business Corporation Act. Such date is referred to herein as the "Effective Date."

                                ARTICLE IV
                             Effect of Merger

     (a) At the Effective Date, Holdings shall be merged into the Company and the separate existence of Holdings shall thereupon cease. The Company (the "Surviving Corporation") shall possess all the rights, privileges, immunities, powers and purposes of each of the Constituent Corporations. All the property, real, personal and mixed, tangible and intangible, of the Constituent Corporations, and all debts due on whatever account by them, including choses in action belonging to them, all as the same shall exist and to the extent of their right, title and interest therein, on the Effective Date, shall vest in the Company, without further act or demand; and all such rights, privileges, immunities, powers and purposes and all and every other interest of the Constituent Corporation shall be thereafter the property of the Company. The Company shall be responsible for all the liabilities and obligations of the Constituent Corporations.

     (b) The Articles of Incorporation of the Company shall be the Articles of Incorporation of the Surviving Corporation.

     (c) The Bylaws of the Company shall be the Bylaws of the Surviving Corporation.

                                 ARTICLE V
                   Manner and Basis of Converting Shares

     The manner and basis of exchanging the securities of the Constituent Corporations into cash of the Surviving Corporation is as follows:

          (a) On the Effective Date, each issued and outstanding share of common stock of Holdings shall be converted into and exchanged for one share of common stock of the Company;

          (b) on the Effective Date, the common stock of the Company owned by Holdings shall be surrendered and canceled;

          (c) On the Effective Date, each outstanding share of common stock of the Company (other than common stock of the Company owned by Holdings) shall, without further action on the part of the holders thereof, be canceled and converted into the right to receive $17,695 in cash. All such Shares, by virtue of the Merger and without any action on the part of the holder thereof, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a certificate representing any such Shares shall thereafter cease to have any rights with respect to such shares.

     The provisions of this Article V shall not apply to any objecting shareholder of Holdings or the Company who shall file a written objection under Section 302A.471 of the Minnesota Business Corporation Act and perfect his or her rights thereunder, it being intended that any such objecting shareholder shall have in consideration for the shares of common stock or Company common stock so held only the rights under Section 302A.471 to be paid the fair value .of his or her shares of common stock and other rights given under Section 302A.471, in the manner and subject to the procedures and conditions herein provided for.

                                ARTICLE VI
               Fractional Interests and Surrender of Shares

     No fractional interests in Company common stock will be issued under the Merger. Any holder of Holdings common stock who otherwise would be entitled to a fractional interest of Company common stock shall be paid in cash for such fractional share at a rate of $17,695 per full share of Company common stock.

     On and immediately after the Effective Date, each holder of record of any certificate or certificates representing shares of Holdings common stock shall surrender such certificate or certificates to the company duly endorsed for transfer and upon such surrender will receive Company common stock representing the amounts to which such holder is entitled as determined in accordance with Article V(a).

     On and immediately after the Effective Date, each holder of record of any certificate or certificates of Company common stock, other than Holdings, shall surrender such certificate or certificates to the Company, duly endorsed for transfer and upon such surrender will receive the amounts of cash to which the holder is entitled to receive in accordance with Article V(c).

                                ARTICLE VII
                    Directors of Surviving Corporation

     The names and respective mailing addresses of the directors of the Company who shall hold office from and after the Effective Date until the first annual meeting of shareholders of the Company thereafter, and until their successors be elected and qualified, are as follows:

     Steven C. Simon               James J. Weinert
     1300 Nicollet Mall            1300 Nicollet Mall
     Suite 218                     Suite 218
     Minneapolis, Minnesota 55403  Minneapolis, Minnesota 55403


                               ARTICLE VIII
                           Compliance with Laws

     All provisions of the laws of the State of Minnesota applicable to the Merger have been complied with.

     IN WITNESS WHEREOF, each of the Constituent Corporations has caused these Articles of Merger to be signed by its officers
thereunto duly authorized, this    day of      , 1992.

                              AMERICAN SHARECOM, INC.

                              By: /s/S. C. Simon
                              -----------------------
                              Its President

                              By: /s/James J. Weinert
                              ------------------------
                              Its Secretary

                              SHARECOM HOLDINGS, INC.

                              By: /s/S. C. Simon
                              -----------------------
                              Its President

                              By: /s/James J. Weinert
                              ------------------------
                              Its Secretary

STATE OF MINNESOTA )
                   ) ss.
COUNTY OF HENNEPIN )

     The foregoing was acknowledged before me this 8th day of May, 1992, by Steven C. Simon and James J. Weinert, the President and
Secretary respectively, of American Sharecom, Inc., on behalf of said corporation.

                              /s/ Albert A. Woodward
                              ----------------------
                              Notary Public

STATE OF MINNESOTA )
                   ) ss.
COUNTY OF HENNEPIN )


     The foregoing was acknowledged before me this 8th day of May, 1992, by Steven C. Simon and James J. Weinert, the President and
Secretary respectively, of SHARECOM HOLDINGS, INC., on behalf of said corporation.

                              /s/ Albert A. Woodward
                              ----------------------
                              Notary Public

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                          BYLAWS OF SHARECOM INC.

                                 ARTICLE I
                          OFFICES, CORPORATE SEAL

     Section 1.01. Registered Office. The registered office of the corporation in Minnesota shall be that set forth in the Articles of Incorporation or in the most recent amendment of the Articles of Incorporation or resolution of the directors filed with the Secretary of State of Minnesota changing the registered office.

     Section 1.02. Other Offices. The corporation may have such other offices, within or without the State of Minnesota, as the directors shall, from time to time, determine.

     Section 1.03. Corporate Seal. The corporate seal shall be circular in form and shall have inscribed thereon the name of the corporation and the word "Minnesota" and the words "Corporate
Seal".

                                ARTICLE II.
                         MEETINGS OF SHAREHOLDERS

     Section 2.01. Place and Time of Meetings. Meetings of the shareholders may be held at any place, within or without the State of Minnesota, as may from time to time be designated by the directors and, in the absence of such designation, shall be held at the registered office of the corporation in the State of Minnesota. The directors shall designate the time of day for each meeting and, in the absence of such designation, every meeting of shareholders shall be held at ten o'clock A.M.

     Section 2.02. Annual Meetings.
     (a) The annual meeting of the shareholders shall be held on such date as the Board of Directors shall by resolution establish, which date shall not be more than 150 days after the end of the corporation's fiscal year.
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     (b) At the annual meeting the shareholders, voting as provided in the Articles of Incorporation and these Bylaws, shall designate the number of directors to constitute the Board of Directors (subject to the authority of the Board of Directors thereafter to increase the number of directors as permitted by law), shall elect directors, and shall transact such other business as may properly come before them.

     Section 2.03. Special Meetings. Special meetings of the shareholders may be held at any time and for any purpose and may be called by the Chairman of the Board, the President, any two directors, or by one or more shareholders holding 10% or more of the shares entitled to vote on the matters to be presented to the meeting.

     Section 2.04. Quorum, Adjourned Meetings. The holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any annual or special meeting. In case a quorum shall not be present at a meeting, those present shall adjourn to such day as they shall, by majority vote, agree upon, and a notice of such adjournment shall be mailed to each shareholder entitled to vote at least 5 days before such adjourned meeting. If a quorum is present, a meeting may be adjourned from time to time without notice other than announcement at the meeting. At adjourned meetings at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. If a quorum is present, the shareholders may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     Section 2.05. Voting. At each meeting of the shareholders every shareholder having the right to vote shall be entitled to vote either in person or by proxy. Each shareholder, unless the Articles of Incorporation or statute provide otherwise, shall have one vote for each share having voting power registered in such shareholder's name on the books of the corporation. Upon the demand of any shareholder, the vote upon any question before the meeting shall be by ballot. All questions shall be decided by a majority vote of the number of shares entitled to vote and represented at the meeting at the time of the vote except if
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otherwise required by statute, the Articles of Incorporation, or these Bylaws.

     Section 2.06. Closing of Books. The Board of Directors may fix a time, not exceeding 60 days preceding the date of any meeting of shareholders, as a record date for the determination of the shareholders entitled to notice of, and to vote at, such meeting, notwithstanding any transfer of shares on the books of the corporation after any record date so fixed. The Board of Directors may close the books of the corporation against the transfer of shares during the whole or any part of such period. If the Board of Directors fails to fix a record date for determination of the shareholders entitled to notice of, and to vote at, any meeting of shareholders, the record date shall be the 20th day preceding the date of such meeting.

     Section 2.07. Notice of Meetings. There shall be mailed to each shareholder, shown by the books of the corporation to be a holder of record of voting shares, at his address as shown by the books of the corporation, a notice setting out the time and place of each annual meeting and each special meeting, which notice shall be mailed at least five 5 days prior thereto; except that notice of a meeting at which an agreement of merger or consolidation is to be considered shall be mailed to all shareholders of record, whether entitled to vote or not, at least two weeks prior thereto; and except that notice of a meeting at which a proposal to dispose of all, or substantially all, of the property and assets of the corporation is to be considered shall be mailed to all shareholders of record, whether entitled to vote or not, at least 10 days prior thereto; and except that notice of a meeting at which a proposal to dissolve the corporation or to amend the Articles of Incorporation is to be considered shall be mailed to all shareholders of record, whether entitled to vote or not, at least 10 days prior thereto. Every notice of any special meeting shall state the purpose or purposes for which the meeting has been called, pursuant to Section 2.03, and the business transacted at all special meetings shall be confined to the purpose stated in the call.

     Section 2.08. Waiver of Notice. Notice of any annual or special meeting may be waived by any shareholder either before at or after such meeting in writing signed by such shareholder or a
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representative entitled to vote the shares of such shareholder. A shareholder, by his attendance at any meeting of shareholders, shall be deemed to have waived notice of such meeting, unless the attendance was solely for the purpose of protesting the holding of the meeting.

     Section 2.09. Written Action. Any action which might be taken at a meeting of the shareholders may be taken without a meeting if done in writing and signed by all of the shareholders.

                               ARTICLE III.
                                 DIRECTORS

     Section 3.01. General Powers. The property, affairs and business of the corporation shall be managed by or under the authority of the Board of Directors.

     Section 3.02. Number, Qualification and Term of Office. Until the first meeting of shareholders, the number of directors shall be the number named in the Articles of Incorporation. Thereafter, the number of directors shall be established by resolution of the shareholders (subject to the authority of the Board of Directors to increase the number of directors as permitted by law), but shall not be less than the lesser of (i) the number of shareholders of record and beneficially, or (ii) three. In the absence of such shareholder resolution, the number of directors shall be the number last fixed by the shareholders or the Board of Directors, or the Articles of Incorporation. Directors need not be shareholders. Each of the directors shall hold office until the annual meeting of shareholders next held after such director's election and until such director's successor shall have been elected and shall qualify, or until such director shall resign, or shall have been removed as hereinafter provided.

     Section 3.03. Annual Meeting. As soon as practicable after each annual election of directors, the Board of Directors shall meet at the registered office of the corporation, or at such other place within or without the State of Minnesota as may be designated by the Board of Directors, for the purpose of electing the officers of the corporation and for the transaction of such other business as shall come before the meeting.
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     Section 3.04. Regular Meetings. Regular meetings of the Board of Directors shall be held from time to time at such time and place within or without the State of Minnesota as may be fixed by resolution adopted by a majority of the whole Board of Directors.

     Section 3.05. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, or by any two of the directors and shall be held from time to time at such time and place as may be designated in the notice of such meeting.

     Section 3.06. Notice of Meetings. No notice need be given of any annual or regular meeting of the Board of Directors. Notice of each special meeting of the Board of Directors shall be given by the Secretary who shall give at least twenty-four hours' notice thereof to each director by mail, telephone, telegram or in person.

     Section 3.07. Waiver of Notice. Notice of any meeting of the Board of Directors may be waived by any director either before, at, or after such meeting in writing signed by each director. A director, by his attendance at any meeting of the Board of Directors, shall be deemed to have waived notice of such meeting, unless such attendance was solely for the purpose of protesting the holding of such meeting.

     Section 3.08. Quorum. A majority of the whole Board of Directors shall constitute a quorum for the transaction of business except that when a vacancy or vacancies exist, a majority of the remaining directors shall constitute a quorum.

     Section 3.09. Conference Communications. Directors may participate in any meeting of the Board of Directors, or of any duly constituted committee thereof, by means of a conference telephone conversation or other comparable communication technique whereby all persons participating in the meeting can hear and communicate to each other. For the purposes of establishing a quorum and taking any action at the meeting, such directors participating pursuant to this Section 3.09 shall be deemed present in person at the meeting; and the place of the meeting shall be the place or origination of the conference telephone conversation or other comparable communication technique.

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     Section 3.10. Vacancies; Newly Created Directorships.
Vacancies in the Board of Directors of this corporation occurring by reason of death or resignation shall be filled for the unexpired term by a majority of the remaining directors of the Board although less than a quorum; newly created directorships resulting from an increase in the authorized number of directors by action of the Board of Directors as permitted by Section 3.02 may be filled by a two-thirds vote of the directors serving at the time of such increase; and each person so elected shall be a director until such director's successor is elected by the shareholders, who may make such election at their next annual meeting or at any meeting duly called for that purpose.

     Section 3.11. Removal. The entire Board of Directors or any individual director may be removed from office, with or without cause, by a vote of the shareholders holding a majority of the shares entitled to vote at an election of directors except, as otherwise provided by Section 301.29 of the Minnesota Business Corporation Law, as amended, when the shareholders have the right to cumulate their votes. In the event that the entire Board or any one or more directors be so removed, new directors shall be elected at the same meeting.

     Section 3.12. Executive Committee. The Board of Directors, by unanimous affirmative action of the entire Board, may establish an Executive Committee consisting of two or more directors which, to the extent determined by unanimous affirmative action of the entire board, shall have and exercise the authority of the board in the management of the business of the corporation. Any such Executive Committee may, if desired, elect a chairman of such Committee, shall act only in the interval between meetings of the board and shall at all times be subject to the control and direction of the board. Vacancies in the membership of the Committee shall be filled by the Board of Directors.

     Section 3.13. Other Committees. The Board of Directors may establish other committees from time to time making such regulations, as it deems advisable, with respect to the membership, authority and procedures of such committees.

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     Section 3.14. Written Action. Any action which might be taken at a meeting of the Board of Directors, or any duly constituted committee thereof, may be taken without a meeting if done in writing and signed by all of the directors or committee members.

     Section 3.15. Compensation. Directors who are not salaried officers of this corporation shall receive such fixed sum per meeting attended or such fixed annual sum as shall be determined, from time to time, by resolution of the Board of Directors. The Board of Directors may, by resolution, provide that all directors shall receive their expenses, if any, of attendance at meetings of the Board of Directors or any committee thereof. Nothing herein contained shall be construed to preclude any director from serving this corporation in any other capacity and receiving proper compensation therefor.

                                ARTICLE IV.
                                 OFFICERS

     Section 4.01. Number. The officers of the corporation shall consist of a Chairman of the Board (if one is elected by the Board), the President, one or more Vice Presidents (if desired by the Board), a Secretary, a Treasurer and such other officers and agents as may, from time to time, be elected by the Board of Directors. Any two offices, except those of President and Vice President, may be held by one person.

     Section 4.02. Election, Term of Office and Qualifications. At each annual meeting of the Board of Directors the Board shall elect, from within or without their number, the President, the Secretary, the Treasurer and such other officers as may be deemed advisable. Such officers shall hold office until the next annual meeting of the directors or until their successors are elected and qualify. The President and all other officers who may be directors shall continue to hold office until the election and qualification of their successors, notwithstanding an earlier termination of their directorship.
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     Section 4.03. Removal and Vacancies. Any officer may be
removed from his office by the Board of Directors, with or without cause. Such removal, however, shall be without prejudice to the contract rights of the person so removed. If there be a vacancy among the officers of the corporation by reason of death, resignation or otherwise, such vacancy shall be filled for the unexpired term by the Board of Directors.

     Section 4.04. Chairman of the Board. The Chairman of the Board, if one is elected, shall preside at all meetings of the shareholders and directors and shall have such other duties as may be prescribed, from time to time, by the Board of Directors.

     Section 4.05. President. The President shall have general active management of the business of the corporation. In the absence of the Chairman of the Board, he shall preside at all meetings of the shareholders and directors. He shall be the chief executive officer of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He may execute and deliver, in the name of the corporation, any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the corporation and, in general, shall perform all duties usually incident to the office of the President. He shall have such other duties as may, from time to time, be prescribed by the Board of Directors.

     Section 4.06. Vice President. Each Vice President shall have such powers and shall perform such duties as may be specified in the Bylaws or prescribed by the Board of Directors or by the President. In the event of the absence or disability of the President, Vice Presidents shall succeed to his power and duties in the order designated by the Board of Directors.

     Section 4.07. Secretary. The Secretary shall be secretary of and shall attend all meetings of the shareholders and Board of Directors and shall record all proceedings of such meetings in the minute book of the corporation. He shall give proper notice of meetings of shareholders and directors. He shall keep the seal of the corporation, if any, and shall affix the same to any instrument requiring it and may, when necessary, attest the seal by his signature. He shall perform such other duties as may, from
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time to time, be prescribed by the Board of Directors or by the
President.

     Section 4.08. Treasurer. The Treasurer shall keep accurate accounts of all moneys of the corporation received or disbursed. He shall deposit all moneys, drafts and checks in the name of, and to the credit of, the corporation in such banks and depositaries as Board of Directors shall, from time to time, designate. He shall have power to endorse, for deposit, all notes, checks and drafts received by the corporation. He shall disburse the funds of the corporation, as ordered by the Board of Directors, making proper vouchers therefor. He shall render to the President and the directors, whenever required, an account of all his transactions as Treasurer and of the financial condition of the corporation, and shall perform such other duties as may, from time to time, be prescribed by the Board of Directors or by the President.

     Section 4.09. Compensation. The officers of this corporation shall receive such compensation for their services as may be determined, from time to time, by resolution of the Board of Directors.

                                ARTICLE V.
                         SHARES AND THEIR TRANSFER

     Section 5.01. Certificates for Shares. Every owner of shares of the corporation shall be entitled to a certificate, to be in such form as shall be prescribed by the Board of Directors, certifying the number of shares of the corporation owned by such shareholder. The certificates for such shares shall be numbered in the order in which they shall be issued and shall be signed, in the number of the corporation, by the President or a Vice President and by the Secretary or an Assistant Secretary or by such officers as the Board of Directors may designate. If the certificate is signed by a transfer agent or registrar, such signatures of the corporate officers may be by facsimile if authorized by the Board of Directors. Every certificate surrendered to the corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 5.04.

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     Section 5.02. Issuance of Shares. The Board of Directors is
authorized to cause to be issued shares of the corporation up to the full amount authorized by the Articles of Incorporation in such amounts as may be determined by the Board of Directors and as may be permitted by law. No shares shall be allotted except in consideration of cash or other property, tangible or intangible, received or to be received by the corporation, of services rendered or to be rendered to the corporation, or of an amount transferred from surplus to stated capital upon a share dividend. In the event the consideration received is a note from the purchaser, no shares shall be issued until the note has been paid. At the time of such allotment of shares, the Board of Directors making such allotments shall state, by resolution, their determination of the fair value to the corporation in monetary terms of any consideration other than cash for which shares are allotted. The amount of consideration to be received in cash, or otherwise, shall not be less than the par value of the shares so allotted.

     Section 5.03. Transfer of Shares. Transfer of shares on the books of the corporation may be authorized only by the shareholder named in the certificate, or the shareholder's legal representative, or the shareholder's duly authorized attorney-in-fact, and upon surrender of the certificate or the certificates for such shares. The corporation may treat, as the absolute owner of shares of the corporation, the person or persons in whose name shares are registered on the books of the corporation.

     Section 5.04. Loss of Certificates. Any shareholder claiming a certificate for shares to be lost or destroyed shall make an affidavit of that fact in such form as the Board of Directors shall require and shall, if the Board of Directors so requires, give the corporation a bond of indemnity in form, in an amount, and with one or more sureties satisfactory to the Board of Directors, to indemnify the corporation against any claim which may be made against it on account of the reissue of such certificate, whereupon a new certificate may be issued in the same tenor and for the same number of shares as the one alleged to have been destroyed or lost.

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                                ARTICLE VI.
                         DIVIDENDS, SURPLUS, ETC.

     Section 6.01. Dividends. Subject to the provisions of the Articles of Incorporation, of these Bylaws, and of law, the Board of Directors may declare dividends from paid-in surplus, earned surplus, or from net earnings for the current or preceding fiscal year of the corporation whenever, and in such amounts as, in its opinion, are deemed advisable.

     Section 6.02. Use of Surplus, Reserve. Subject to the provisions of the Articles of Incorporation and of these Bylaws, the Board of Directors, in its discretion, may use, and apply, any of the net assets or net profits of the corporation applicable for such purpose in purchasing or acquiring any of the shares of the corporation in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness, or, from time to time, may set aside from its net assets or net profits such sum or sums as it, in its absolute discretion, may think proper as a reserve fund for any purpose it may think proper.

     Section 6.03. Record Date. Subject to any provisions of the Articles of Incorporation, the Board of Directors may fix a date not exceeding 60 days preceding the date fixed for the payment of any dividend as the record date for the determination of the shareholders entitled to receive payment of the dividend and, in such case, only shareholders of record on the date so fixed shall be entitled to receive payment of such dividend notwithstanding any transfer of shares on the books of the corporation after the record date. The Board of Directors may close the books of the corporation against the transfer of shares during the whole or any part of such Period.
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                               ARTICLE VII.
                   BOOKS OF RECORDS, AUDIT. FISCAL YEAR

     Section 7.01. Books and Records. The Board of Directors of the corporation shall cause to be kept:

     (1) a share register, giving the names and addresses of the shareholders, the number and classes held by each, and the dates on which the certificates therefor were issued;

     (2) records of all proceedings of shareholders and directors;
and

     (3) such other records and books of account as shall be necessary and appropriate to the conduct of the corporate business.

     Section 7.02. Documents Kept at Registered Office. The Board of Directors shall cause to be kept at the registered office of the corporation originals or copies of:

     (1) records of all proceedings of shareholders and directors;

     (2) Bylaws of the corporation and all amendments thereto: and

     (3) reports made to any or all of the shareholders within the next preceding three (3) years.

     Section 7.03. Fiscal Year. The fiscal year of the corporation shall be determined by the Board of Directors.

                               ARTICLE VIII.
                            INSPECTION OF BOOKS

     Section 8.01. Examination by Shareholders. Every shareholder of the corporation and every holder of a voting trust certificate shall have a right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose, and at the place or places where usually kept, the share register, books of account and records of the proceedings of the shareholders and directors and to make extracts therefrom.

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     Section 8.02. Information to Shareholders. Upon request by a shareholder of the corporation, the Board of Directors shall furnish to him a statement of profit and loss for the last fiscal year and a balance sheet containing a summary of the assets and liabilities as of the close of such fiscal year.

                                ARTICLE IX.
                 LOANS TO OFFICERS, DIRECTORS SHAREHOLDERS

     Section 9.01. Loans to Shareholders. The corporation shall not lend any of its assets to shareholders upon the security of its shares. If any such loan be made, the officers and directors who make such loan, or assent thereto, shall be jointly and severally liable for repayment or return thereof.

     Section 9.02. Loans to Officers and Directors. The corporation may lend money to, or guarantee an obligation of, or otherwise assist an officer or other employee of the corporation or of a subsidiary of the corporation, including an officer or employee who is a director of the corporation or of the subsidiary, whenever, in the judgment of a majority of the directors, the loan, guaranty, or assistance may reasonably be expected to benefit the corporation and is approved by the majority of the directors. The loan, guarantee, or other assistance may be with or without interest, and may be unsecured, or may be secured in the manner as a majority of the directors approve, including, without limitation, a pledge of or other security interest in shares of the corporation. Nothing in this section shall be deemed to deny, limit, or restrict the powers of guaranty or warranty of the corporation at common law or under a statute of the State of Minnesota.

                                ARTICLE X.
                    INDEMNIFICATION OF CERTAIN PERSONS

     Section 10.01. The corporation shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by Section 301.095 of the Minnesota Statutes, as now enacted or hereafter amended.

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                                ARTICLE XI.
                                AMENDMENTS

     Section 11.01. These Bylaws may be amended or altered by a vote of the majority of the whole Board of Directors at any meeting provided that notice of such proposed amendment shall have been given in the notice given to the directors of such meeting. Such authority in the Board of Directors is subject to the power of the shareholders to change or repeal such Bylaws by a majority vote of the shareholders present or represented at any annual or special meeting of shareholders called for such purpose, and the Board of Directors shall not make or alter any Bylaws fixing their qualifications, classifications, term of office, or number, except that the Board of Directors may make or alter any Bylaw to increase their number.

                               ARTICLE XII.
                     SECURITIES OF OTHER CORPORATIONS

     Section 12.01. Voting Securities Held by the Corporation. Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the corporation
(a) to attend any meeting of security holders of other corporations in which the corporation may hold securities and to vote such securities on behalf of this corporation; (b) to execute any proxy for such meeting on behalf of the corporation; or (c) to execute a written action in lieu of a meeting of such other corporation on behalf of this corporation. At such meeting, the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the corporation possesses. The Board of Directors may, from time to time, grant such power and authority to one or more other persons and may remove such power and authority from the President upon any other person or persons.

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     Section 12.02. Purchase and Sale of Securities. Unless
otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the corporation to purchase, sell, transfer or encumber any and all securities of any other corporation owned by the corporation, and may execute and deliver such documents as may be necessary to effectuate such purchase, sale, transfer or encumbrance. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

                               ARTICLE XIII.
                   RESTRICTIONS UPON TRANSFER OF SHARES

     Section 13.01. Each holder of a common share or shares
(hereinafter referred to as "shares") of the corporation, upon acquiring the same in any manner, thereby and hereby gives and grants, upon the terms and conditions herein state, to the corporation and to its shareholders an irrevocable right and option to purchase the share or shares so acquired by such holder.

     Section 13.02. Such irrevocable right and option shall be exercisable as hereinafter provided upon the occurrence of any one or more of the following events (hereinafter referred to as "Purchase Events"):

     A. the death of any shareholder, except as provided below

     B. the appointment by a court of competent jurisdiction or otherwise of a receiver, a trustee, or assignee of any shareholder of his property;

     C. the voluntary application of any shareholder for relief under any act of congress or any of the laws of the several states, now or hereafter enacted, providing for the relief of debtors;

     D. the expiration of thirty (30) days immediately following the date upon which a judgment entered in a court of record against any shareholder becomes final, provided such judgment remains unsatisfied;

     E. the institution of a levy, garnishment or attachment involving the shares of any shareholder;

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     F. the expressed desire of any shareholder to sell, assign, pledge, transfer, or otherwise dispose of or encumber any share or shares of the corporation owned by him.

     Any shareholder may, notwithstanding the provisions of Section 13.02, transfer or dispose of his shares by testamentary disposition, or by virtue of the laws of descent in case of intestacy to his or her spouse, or to a trustee for the benefit of his or her spouse, without giving rise to the foregoing purchase option; but the shares so transferred shall continue, in the hands of such beneficiary or distributee, to be subject to the provisions of this Article XIII as to any supervening transaction, with the same effect as if such shares were still owned and held by the decedent. However, if by bequest or distribution, any shares pass or are ordered or decreed by any Court of Probate jurisdiction to anyone except the shareholder's spouse, the corporation and its shareholders shall have the right and option to purchase the same for a sum equal to the value of such shares as calculated according to Section 13.03 (F).

     Section 13.03. Such irrevocable right and option shall be exercisable upon the occurrence of any one or more Purchase Events in the following manner and upon the following terms (provided that nothing herein shall prohibit the exercise of this option where a Purchase Event has occurred but no notice of a Purchase Event has been served as provided below):

     A. Upon the happening of any Purchase Event and before any sale, assignment, pledge, transfer or other disposition or encumbrance of any share or shares of the corporation may be made, written notice of the occurrence of said Purchase Event shall be given by or on behalf of the holder or holders of said share or shares by registered mail to the corporation at its then principal place of business, which notice shall specify the number of shares affected by the Purchase Event, the certificate or certificates evidencing the same and the Purchase Event.

     B. The corporation shall have, within the thirty (30) days next following the receipt by it of such notice of Purchase Event (hereinafter referred to as the "First Purchase Period"), an option
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to purchase all or any part of the share or shares referred to in said notice from the holder or holders thereof at the price per share and upon the terms hereinafter stated.

     C. If the corporation fails to exercise its Option with respect to any or all of the shares referred to in said notice of Purchase Event, each of the shareholders of the corporation, except the shareholder giving said notice, shall have the option to purchase, at the price per share and upon the terms and conditions hereinafter stated, his pro rata share of the shares specified in said notice which the corporation does not purchase (calculated to the nearest full share), which option shall continue for a period of thirty (30) days next following the expiration of the First Purchase Period (hereinafter referred to as the "Second Purchase Period"). The Board of Directors shall calculate the number of shares (to the nearest full share) which each of the shareholders shall be entitled to purchase and the purchase price per share as hereinafter determined, and shall give written notice on or before the expiration of said First Purchase Period to each of the shareholders of the corporation at his address, as the same then appears on the books and records of the corporation, setting forth:
(a) that a notice of Purchase Event has been received from a shareholder, naming him; (b) the number of shares referred to in such notice of Purchase Event; (c) the number of shares, if any, to be purchased by the corporation from said shareholder as a result of such notice of Purchase Event; (d) the number of shares which each shareholder shall be entitled to purchase pursuant to this option; (e) the purchase price per share; and (f) the date on which the option to purchase such shares must be exercised, which date shall be five (5) days prior to the expiration of said Second Purchase Period. On or before the date specified in such notice to shareholders as the expiration date for the exercise of their option to purchase such shares, each shareholder desiring to purchase any such shares, shall give written notice thereof by registered mail to the corporation at its then principal place of business specifying the number of shares which the shareholder is willing to purchase, which number may be the same as or more or less than the number of shares which is offered to such shareholder pursuant to said notice. The difference between the number of shares offered each shareholder and the number which he has given notice that he desires to purchase shall be referred to as "under-subscribed shares" or "over-subscribed shares" as the case may be. Under-subscribed shares shall be allotted among those shareholders who give notice of a desire to purchase over-subscribed shares in an amount equal to the proportion which the over-subscription of each over-subscribing shareholders bears to the total subscriptions.

     D. Not less than five (5) days prior to the expiration of said Second Purchase Period, each shareholder who desires to exercise this option shall deliver to the corporation the purchase price, determined as hereinafter provided with respect to the share or shares allotted to him pursuant to this option. The sum so received shall be held by the corporation in trust to be paid to the shareholder giving such notice of Purchase Event, or his legal representative, upon receipt of a certificate or certificates, duly endorsed in blank and with signature duly guaranteed.

     E. On or before the date for exercise of this option, the corporation shall notify the shareholder or person who gave such notice of Purchase Event at his address, as the same then appears upon the books and records of the corporation, that this option has been exercised, and the name and address of the person or persons exercising the same. Within twenty-four (24) hours of the receipt thereof, the holder of said shares of his legal representative shall deliver the certificate or certificates evidencing the same to the corporation at its then principal place of business, duly endorsed in blank and with signature duly guaranteed, upon delivery to said holder or his legal representative of the purchase price, determined as hereinafter provided, for the shares so delivered.

     F. The amount to be paid per share for any and all shares purchased pursuant to this option, shall be the book value per share, at the close of the most recent month preceding the occurrence of the Purchase Event, as determined by any independent certified public accountant, who may be the one regularly examines the financial statements of the corporation, selected by the Board of Directors; provided, however, that if the corporation shall have had made by an independent appraiser selected by the accountant an appraisal of any of its physical assets and such appraisal shall have been accepted by the Board of Directors of the corporation as fairly representing the value of such assets, the value of the physical assets covered by such appraisal shall be not the book value thereof but rather the value thereof set forth in such appraisal.

     G. The purchase price shall be paid by each purchaser making a down payment of one-fifth (l/5th) of that portion of the purchase price for which he is responsible and by giving a note for the balance payable to the seller in four (4) equal annual installments without interest, the first of which shall be due one (1) year after the down payment was made.

     H. Nothing contained herein shall be construed to obligate this corporation to pay to the shareholder giving such notice of Purchase Event, or any one claiming under or through him, any part of the purchase price payable by a shareholder exercising this option except to the extent that the same is received from such a shareholder.

     I. In the event the corporation and the shareholders of the corporation do not purchase all of the shares covered by a notice of Purchase Event, the person giving the same may sell, assign, transfer, pledge, or otherwise dispose of the balance of such shares, free and clear of the terms and conditions hereof at any time within sixty (60) days following the expiration of the Second Purchase Period, but each person acquiring any of such shares shall acquire the same subject to all the terms and conditions of this
Article XII. After the expiration of such sixty (60) day period, any shares not disposed of by the person giving such notice of Purchase Event shall again become subject to all the terms and conditions of this Article XIII.

     Section 13.04. No sale, assignment, pledge, ~transfer, or other disposition or encumbrance of any shares of the corporation, whether voluntary or involuntary, by operation of law or otherwise, shall be valid for any purpose whatsoever without first complying with the terms and conditions of this Bylaw, and any attempt thereat shall be null and void. Any and all claims, liens or interests, now or hereafter secured or imposed by legal action or otherwise, in, to, or upon the shares of the corporation by any creditor or creditors of the holder thereof shall be subject to and limited by all of the terms and conditions hereof.

     Section 13.05. Each certificate representing a share or shares of the corporation shall contain on the face thereof the following notice:

     "Any sale, assignment, transfer, pledge, or other disposition of the shares evidenced by this certificate, whether voluntary or involuntary, is subject to restrictions by virtue of any option to purchase said shares vested in the corporation and in the holders of its shares, all as set forth in the Bylaws of the corporation and to all of which the holder by acceptance hereof assents."

SCHEDULE 3.2
- ------------

Correct description of Ownership of ASI Stock as shown on ASI's
Books and Records at September 30, 1994:



                    Cert #    Date of Issuance  Shares
                    ------    ----------------  ------
Steven C. Simon      1037         5-8-92        60,000
James J. Weinert     1038         5-8-92        40,000

SCHEDULE 3.7
- ------------
(1) The unaudited financial statements for the period ended
September 30, 1994 include a balance sheet and an income statement, but not a statement of cashflow or a statement of changes in shareholders' equity.

(2) Former holders of 57 shares of the ASI Common Stock exercised their right under Minnesota law to challenge the amount they received for their shares. On June 28, 1994, Hennepin County District Court, in the State of Minnesota, awarded the former holders an additional $4.6 million, plus interest and legal fees. The Company will appeal the decision.
Legal fees invoiced to the Company by its own attorneys have been expensed. However, the amount of the June 28, 1994 award has not been reflected in the Company's 9/30/94 financial statements.

(3) On October 4, 1994, the Company received notice from the State of Montana that they intended to conduct a field audit related to the Montana Telephone Tax on intrastate revenue for the period from 1984 through the 2nd quarter of 1992. The tax has varied from 1.75% to 1.8% for the years under examination. The Company has not filed Montana Telephone Tax returns for periods prior to 1992. No provision for any assessment that may result from this audit has been made in the Company's 9/30/94 financial statements.

(4) xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

(5) On August 13, 1993 the Company purchased assets and entered into non-compete agreements with Execuline of the Northwest, Inc. and Northwest Network Communications, Inc., resellers of long distance telephone services. Consistent with prior acquisitions, the company has amortized the cost of the acquisition over a three year period using the straight-line method. In
April 1994, the Company hired Ernst & Young to perform a valuation and lifing analysis on the two acquisitions. The results of Ernst & Young's analysis indicate that the Company has overstated the amortization of the intangible assets by approximately $480,000 since the acquisition. This overstatement has not been revised in the Company's 9/30/94 financial statements.

(6) In August 1994, the California State Board of Equalization performed an audit of the Emergency Telephone Users Surcharge from July 1, 1991, through March 31, 1994. The Company received a preliminary indication in September 1994 that the Company would be assessed an additional $42,882 in surcharges, interest and penalties as a result of this audit. No provision for this situation has been made in the Company's 9/30/94 financial statements.

(7) Access costs for traffic originating on F.G. A, B or 800 lines are reflected in the Company's financial statements in accordance with its self-reported PIUs, which may differ from the automatically-computed PIUs that would have been used if that traffic had originated on F.G. D lines.

(8) The Company's financial statements do not reflect any charges associated with the Lifeline Assistance and Universal Service Fund; the Telecommunications Relay Services Fund; or FCC Common Carrier
Regulatory Fees.

(9) In fiscal 1993, the Company recorded a $373,000 liability in connection with an adverse Hennepin County District Court decision in "Vern Beck v. American Sharecom, Inc." In March, 1994, the Minnesota State Court of Appeals reversed the lower court's decision and in June, 1994, the Minnesota State Supreme Court refused to review the decision of the Appellate Court. However, the $373,000 liability is still reflected in the Company's 9/30/94 financial statements.

SCHEDULE 3.8
- ------------
(1) The Company entered into the following equipment and network agreements in September 1994:
     (a) A $220,000 purchase order for two DTF frames and four shelves, to be used in the Company's Seattle and Milwaukee DEX 400 switches.
     (b) A $60,000 purchase order for additional T-1 cards for the Company's Los Angeles Stromberg-Carlson switch.
     (c) A two-year lease of a DS-3 between Portland, OR and Seattle, WA, at a cost of $6,600 per month.
     (d) A two-year lease of a DS-3 between Eau Claire, WI and Milwaukee, WI, at a cost of $8,000 per month.

(2) On September 22, 1994, U.S. Long Distance announced that it signed a letter of intent to acquire LD Network, Inc., a reseller of the Company's Execuline long distance services. It is anticipated that LD Network's traffic will be moved to U.S. Long
Distance's network.

(3) On September 30, 1994, the outstanding account balance of Telecommunication Inc. (TCI), a reseller of the Company's Execuline long distance services, was converted into a Promissory Note of $231,066.39. The note is secured by a personal guarantee from TCI's majority stockholder, and a security interest in all of TCI's furniture, fixtures and equipment and account receivable balances from Pac Bell. The note provides for monthly payment terms, resulting in repayment in full by June 30, 1995. TCI has also agreed to prepay for future usage.

(4) In October 1994, the Company learned that Pat Martin, an agent for the Company's Execuline division, was attempting to transfer certain of the Company's customers to Uninet, a competitor of the Company. This attempted transfer is being vigorously opposed.

(5) On October 31, 1994, the Company and Call Savers of Fresno (a reseller of the Company's Execuline long distance services) agreed in principal to convert Call Savers outstanding account balance with the Company into a Promissory Note of $200,000. The note will be secured by a security interest in Call Savers customer base, and will provide for monthly payment terms, resulting in repayment in full by November 30, 1995. Call Savers has also agreed to prepay for future usage.

(6) xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

(7) US West has filed intrastate access rate changes in Washington and Oregon; both proposals suggest an effective date in January
1995. The US West proposals estimate an industry-average rate decrease of 14% in Oregon, and a 4% increase in Washington.

(8) ASI has held preliminary discussions concerning the possible acquisition of several long distance telephone companies.

SCHEDULE 3.9
- ------------
                            LITIGATION, CLAIMS
                            ------------------
Subject                 Status     Summary/Background
- ----------------------  --------   ---------------------------
American Sharecom v.    On appeal  A valuation proceeding arising
LDB International Corp.,           out of the buyout of all
Humbird Securities Company,        shareholders in May, 1992.
Northern Securities Company
and Washington Sharecom, Inc.

LDB International Corp., Served but  Action by four former share-
Humbird Securities       not filed   holders challenging a two year
Company, Northern Securi-            old executive compensation
ties Company and Washing-            decision and the extinction of
ton Sharecom, Inc. v.                management options.
American Sharecom, Inc.,
Steven C. Simon, James A.
Weinert, William J. King,
William Thomas, John Fauth

Baillon/Humbird Securi- Threatened Threatened class action suit
ties v. American        litigation related to the 1989 stock
Sharecom                           redemption.

Com System v. American  Settled    Petitioner was not paid for
National Telcom and                services provided to American
American Sharecom, Inc.            National Telcom (ANT) Inc.
                                   American Sharecom was also
                                   named in the claim since it
                                   acquired the assets of ANT.
                                   ASI filed a cross complaint
                                   against ANT.

American National       Settled    Petitioner requested payment
Telcom v. American                 for services provided during
Sharecom, Inc.                     conversion of customer base to
                                   ASI.  ASI withheld payment
                                   until Com System v. American
                                   National Telcom, and American
                                   Sharecom, Inc., was resolved.

                       LITIGATION, CLAIMS (cont'd.)
                        ---------------------------
Subject                 Status     Summary/Background
- ----------------------  --------   ---------------------------
Vernon R. Beck v.       Dismissed  Vern Beck asserted a claim
American Sharecom, Inc. on appeal  that ASI wrongfully trans-
and Harry A. Johnson               ferred 50,000 shares of ASI
                                   common stock to which he
                                   claimed an interest in
                                   connection with the company's
                                   redemption of all of the
                                   common stock owned by Harry A.
                                   Johnson in December, 1987.

Melissa Veeser v. Mark  Joint law- Veeser filed a claim that she
Feil and American       suit that  was sexually harassed by the
Sharecom, Inc. and      was        sales manager and Schoolcraft
Sue Schoolcraft v.      settled    filed a claim for wrongful
American Sharecom, Inc.            termination.

Brad Schaffer v.        Settled    Petitioner filed a claim for
American Sharecom, Inc.            wrongful termination of
and James A. Weinert               employment.

GTE v. West Coast Tele- Complaint  GTE is suing both West Coast
communication, Inc. and pending    and ASI for collection of past
Execuline of Sacramento            due balances.  ASI was erron-
                                   eously billed for traffic that
                                   belonged to West Coast Tele-
                                   communication.

Driscall v. Execuline   Complaint  Petitioner has filed a class
of Sacramento           pending    action suit for improper
                                   billing procedures.

Vortel v. Execuline     Dismissed  Petitioner claims there were
of Sacramento                      errors in the Execuline
                                   billing system and ASI illeg-
                                   ally took over their customer
                                   base.

                       LITIGATION, CLAIMS (cont'd.)
                       ----------------------------
Subject                 Status     Summary/Background
- ----------------------  --------   ---------------------------
Westcom v. Execuline    Judgment   Petitioner was awarded damages
of Sacramento           reduced    for billing errors that
                                   occurred prior to ASI
                                   purchasing Execuline of
                                   Sacramento.

American Sharecom v.    Pending    The Wisconsin Dept. of Revenue
Wisconsin Dept. of                 assessed ASI for unpaid Tele-
Revenue                            phone Gross Revenue License
                                   Fees.  The unpaid fees related
                                   to the Datanet (Wisconsin Div.
                                   of American Sharecom) opera-
                                   tions prior to the ASI acqui-
                                   sition of Datanet.  As part of
                                   the purchase agreement, the
                                   former owners agreed to
                                   indemnify ASI for all pre-
                                   acquisitions activity.  ASI
                                   has collateral in the form of
                                   a Letter of Credit from the
                                   former owners of Datanet.

David Moore/Sacramento  Dispute    David Moore previously ran
Long Distance/Portland             Sacramento and Portland Long
Long Distance/Seattle              Distance and the companies
Long Distance                      were in significant financial
                                   trouble.  ASI agreed to pur-
                                   chase the customer base of
                                   these companies and reduce the
                                   outstanding balance owed to
                                   ASI.  David Moore has quest-
                                   ioned the final valuation of
                                   the customer base and the
                                   remaining balance owed to ASI.

                       LITIGATION, CLAIMS (cont'd.)
                       ----------------------------
Subject                 Status     Summary/Background
- ----------------------  --------   ---------------------------
Westcom v. Execuline of PUC        Petitioner has filed a
Sacramento              complaint  complaint with the CA PUC
                                   against Execuline, Pac West
                                   Telcom and Call America
                                   Business Communications Corp-
                                   oration claiming that they
                                   received preferential treat-
                                   ment from Pac Bell since they
                                   were permitted to use business
                                   lines for originating access
                                   following decisions of the
                                   state and federal regulatory
                                   bodies precluding that
                                   practice.

                        --------------------------
                        Workers Compensation Claims

Person             State           Injury
- -------------      --------        -----------------------------
Ron Sargis         California      Stress causing back and
                                   shoulder injuries.

Dennis Rogers      California      Back injury.

Sue Olsen          California      Stress causing neck injuries.

Hedie Mohn         Washington      Back, neck, hip and head
                                   injuries that resulted from a
                                   car accident while at work.

Tina White         Washington      Injuries that resulted from a
                                   car accident while at work.

Troy Morrow        Washington      Malar fracture that resulted
                                   from a car accident while at
                                   work.

Randy Hayden       California      Shoulder strain.

Helen Kacmarynski  Wisconsin       Back and neck injury caused by
                                   poor placement of telephone
                                   and computer.

Brenda Fischer     Minnesota      Back injury.

SCHEDULE 3.10
- -------------

Any violation by ASI of its tariffs or of laws, regulations and orders from any governmental entity having authority to enforce such tariffs, laws, regulations and orders:

Tariff Matters:
- --------------
The following tariffs have not been amended to reflect rate changes:

FCC International Tariff
FCC Domestic Tariff
N Dak, S Dak, Illinois, Iowa, California, and Nevada

In the State of Idaho, we offer a number of products but only twelve products are included in the current price list.

In general, special customer pricing arrangements have not been incorporated into the State tariffs.

Governmental Laws and Regulations:
- ---------------------------------
Self reported PIU's for traffic originating on FGB or 800 circuits may be different than the PIU's that would have been reported by a LEC if the traffic had originated over FGD circuits.

ASI did not file local tax returns in the mid to late eighties in the State of Washington.

ASI has neither calculated nor filed a TRS Fund Worksheet, as described in the FCC rules re: Interstate Telecommunications Relay Service (TRS).

ASI has neither calculated nor filed the Common Carrier Regulatory Fee, as described in Public Law 103-66, "The Omnibus Budget
Reconciliation Act of 1993".

See Schedule 3.7.

SCHEDULE 3.11
- -------------

Copyrights, Patents, Trademarks, Trade Names, Processes, Inventions and Formula applied for, issued to or owned by ASI:

The Company owns the following trade names:

    American Sharecom, Inc.
    Datanet
    Execulines of Sacramento
    Wylon Communications
    Western Telephone and Telegraph
    Northwest Network Communications
    American National Telecommunications
    Execuline
    Call America
    AA Sierra Telcom
    Execulines of the Northwest

Possible infringement on our names: Product called "Datanet" offered by another carrier.

Others granted to use our name:  Agents (see Schedule 3.15)

Equinox Information Systems of Nashville, TN has been verbally licensed to use certain software code written by them for ASI.

SCHEDULE 3.12
- -------------
                                 INSURANCE
                                 ---------
Carrier:  Northbrook    Policy Number:  67-577368    June 1, 1994

                      AMERICAN SHARECOM, INC., et al.
                         1300 Nicollet Mall, #218
                       Minneapolis, Minnesota  55403

I.  Property
    A.   Blanket Property (see Exhibit I-page 9)....$2,603,600.
         1.   Direct Physical Loss subject to policy
              conditions and exclusions
         2.   Replacement Cost Coverage
         3.   Agreed Amount to expire 6/1/95
         4.   $1,000 Deductible per Occurrence
         5. Protective Safeguards Endorsement applies to Location #1

    B.   Extra Expense (see Exhibit I-page 9 for location limits)
         1.   Direct Physical Loss subject to policy
              conditions and exclusions
         2.   40/80/100

    C.   Blanket Accounts Receivable................$4,500,000
         1.   Direct Physical Loss subject to policy
              conditions and exclusions
         2.   Transit coverage included for $1,000,000

    D.   Blanket Valuable Papers at 1300
         Nicollet Mall location.....................$   10,000
         1.   Direct Physical Loss subject to policy
              conditions and exclusions
         2.   $1,000 Deductible

    E.   Tool Floater...............................$    5,000
         1.   Direct Physical Loss subject to policy
              conditions and exclusions
         2.   $250 Deductible per Occurrence
         3.   Replacement Cost

SCHEDULE 3.12 (cont'd.)
- -----------------------
    F.   Fine Arts Floater.........................$   17,500
         1.   Oriental Rug
         2.   $1,000 Deductible per Occurrence

    G.   Cargo Coverage (Owned Property on Owned
         Vehicles..................................$   60,000
         1.   Replacement Cost
         2.   $500 Deductible

II. Crime
    A.   Blanket Employee Fidelity Bond............$  500,000
         1.   $2,500 Deductible per Occurrence
         2.   Includes American Sharecom 401k
              Savings Plan

III.     Computer Coverage
    A.   Total Blanket Equipment Limit
         (see Exhibit II-page 12)..................$8,895,656
    B.   Total Extra Expense Limit
         (see Exhibit II-page 12)..................$1,917,098
    C.   Total Business Interruption Limit
         (see Exhibit II-page 12).................$21,548,239
    D.   Coverage applying to Items A-C:
         1.   Direct physical loss subject to
              policy conditions and exclusions
         2.   Replacement cost on Equipment
         3.   180 day limitation on Business
              Interruption (agreed amount)
         4.   One calendar year period of
              restoration on Extra Expense
         5.   $5,000 Deductible per Occurrence
              Equipment and Extra Expense
         6.   0 day deductible on Business
              Interruption
         7.   $1,000 Deductible on Breakdown
              coverage (includes Equipment plus
              Business Interruption)
         8.   Transit limit - $250,000
              Other locations limit - $250,000

SCHEDULE 3.12 (cont'd.)
- -----------------------
IV. Comprehensive General Liability
    A.   General Annual Aggregate (other than
         Products and Completed Operations).......$1,000,000
    B.   Products and Completed Operations
         Annual Aggregate.........................$1,000,000
    C.   Personal and Advertising Injury Limit....$1,000,000
    D.   Each Occurrence..........................$1,000,000
    E.   Employee Benefits Liability..............$1,000,000
         1.   $1,000 Deductible per Occurrence
    F. Stop Gap coverage for Wyoming, Washington and Nevada
         1.   $100,000/$500,000/$100,000
    G.   Fellow Employee Exclusion waived
    H.   Subject to policy limitations and
         exclusions, including, but not limited to:
         1.   Asbestos exclusion
         2.   Pollution exclusion
         3.   Employment-related practices exclusion

V.  Automobile (/carrier - Northbrook)
    (Policy #CA0510791 (CA); Policy #CA0577369 (all other states))
    A.   Bodily injury and property damage
              combined single limit liability.....$1,000,000
    B.   Minnesota No Fault - Medical.............$   20,000
                            - Non-Medical.........$   20,000
    C.   Other States Medical Payments............statutory
    D.   Uninsured and Underinsured Motorist......$1,000,000
    E.   Comprehensive Deductible.................$      500
    F.   Collision Deductible.....................$      500
    G.   Non-owned and Hired Auto Liability.......$1,000,000
    H.   Insured Vehicles:
         1.   1990 Audi Quattro V-8, #3748 (MN)
         2.   1990 Plymouth Van, #7366 (WI)
         3.   1991 Dodge Shadow, #1194 (WA)
         4.   1992 Plymouth Sundance, #0077 (MT)
         5.   1990 Plymouth Sundance, #3568 (WA)
         6.   1989 Chevrolet Astro Van (CA)
         7.   1993 GMC Sonoma, #8197 (CA)
         8.   1991 Ford Ranger, #1548 (WA)
         9.   1991 Ford Ranger, #1549 (WA)
         10.  1992 Dodge Shadow, #3085 (WA)

SCHEDULE 3.12 (cont'd.)
- -----------------------
    I.   Fellow Employee Exclusion waived
    J.   Stacking Option applies on 1990 Audi Quattro

VI. Commercial Umbrella.........................$5,000,000
    A.   Subject to Audit
    B.   Estimated Sales:  $51,476,000

VII.     Workers' Compensation (Carrier - Northbrook)
    A.   Statutory Limits
    B.   Employers' Liability
         1.   Bodily Injury by Accident
              a.   $100,000 each employee
         2.   Bodily Injury by Disease
              a.   $500,000 policy limit
         3.   Bodily Injury by Disease
              a.   $100,000 each accident
    C.   Subject to Annual Audits
    D.   Estimated payroll:   Sales          Clerical
                             --------       ----------
              Minnesota      $340,000       $1,860,000
              Wisconsin      $235,000       $  440,000
              Montana        $128,000       $  447,000
              Idaho          $ 60,000       $      -0-
              Oregon         $230,000       $  130,000
              Iowa           $ 15,000       $      -0-
    E.   Broad Form All States Endorsement
    F.   Experience Modification for 1994-1995
         is not yet published.  A tentative
         modification of .76 is being used for
         premium calculations.

Pricing Information
- -------------------
    Package:                 $60,756
    Auto:                    $10,607
    Umbrella:                $ 3,243
    Workers Compensation:    $19,130

Payment Plan
- ------------
    20% deposit with 8 equal monthly installments
*   $5.00 finance charge per installment, per policy

SCHEDULE 3.12 (cont'd.)
- -----------------------
Comments
- --------
Premium bearing changes during the 1993-1994 policy year:
  - Add 1993 GMC Sonoma (CA)
  - Add 1991 Ford Ranger (WA)
  - Add 1991 Ford Ranger (WA)
  - Add 1992 Dodge Shadow (WA)

  - Add Oregon payroll to Workers' Compensation coverage

  - Add location at Kennewick, WA
  - Add location at Wenatchee, WA
  - Add location at Bellingham, WA
  - Add location at Redding, CA

Premium bearing changes effective June 1, 1994 renewal:
  - Add Iowa payroll to Workers' Compensation coverage
  - Add Nevada to "Stop Gap" Liability coverage
  - Increase payrolls for all covered states per information from Mike Ryan
  - Delete property coverage for transmitting stations in California
  - Increase Business Interruption coverage for all locations under the Computer coverage form

EXHIBIT I to SCHEDULE 3.12
- --------------------------
                                             Business Income
Location Listing             Contents       and Extra Expense
- ----------------             ---------      ------------------
1.  1300 Nicollet Mall       $450,000       $20,000
    #218, Minneapolis, MN
2.  222 North 32nd Street    See computer schedule
    Billings, MT
3.  2001 6th Avenue South    $  5,000       none
    #2920, Seattle, WA
4.  600 Central Plaza        $  1,000       none
    #306, Great Falls, MT
5.  324 Wisconsin Avenue     See computer schedule
    #1041, Milwaukee, WI
6.  9715 James Avenue South  Accounts Receivable only
    Minneapolis, MN
7.  900 Fourth Avenue        $100,000       $10,000
    Seattle, WA
8.  817 South 2nd Avenue     See computer schedule
    Minneapolis, MN
9.  WTCI                     See computer schedule
    6 South 2nd Street
    Yakima, WA
10. 123 West 1st Street      $ 50,000       $ 3,500
    Casper, WY
11. 103 South 3rd Street     $ 11,000       $ 1,000
    Yakima, WA
12. 3333 North Mayfair Road  $120,000       $ 5,000
    #304, Milwaukee, WI
13. 1500 Casaloma Drive      $  6,000       none
    Appleton, WI
14. 404 North 31st Street    $ 60,000       $ 5,000
    #227, Billings, MT
15. 24 South Wilson          $  1,000       none
    #3, Bozeman, MT
16. 9900 Southwest Wilshire  $ 30,000       $ 5,000
    #200, Portland, OR
17. West 316 Boone Avenue    $ 30,000       $ 5,000
    #584, Spokane, WA

                                             Business Income
Location Listing             Contents       and Extra Expense
- ----------------             ---------      ------------------
18. 770 L Street           $1,600,000       $58,825
    Suite 655 and 660
    Sacramento, CA
19. 1113 Williamsburg        $ 25,000       $58,825
    Chico, CA
20. 342 Sacramento           $  5,000       $58,825
    Auburn, CA
21. 675 North 16th Street    $ 25,000       $58,825
    Sacramento, CA
22. 318 North Last Chance    $ 30,000       $ 5,000
    Gulch, Suite 20
    Helena, MT
23. 416 North Higgins        $  2,000       ---
    Suite 106
    Messoula, MT
24. 1143 Sheridan Avenue     $  2,000       ---
    Suite 7, Cody, WY
25. 1001 Mountain #2K        $ 12,800       $25,000
    Carson City, NV
26. 120 West First Street    $ 10,000       ---
    Kennewick, WA
27. 115 2nd Street           $  5,000       ---
    Suite 8
    Wenatchee, WA
28. 1325 Lincoln Street      $ 10,000       ---
    Suite 1B
    Bellingham, WA
29. 2444 North Bechelli Lane $12,800        $25,000
    Redding, CA
30. 624 South Grand Avenue   See computer schedule
    Suite 1202
    Los Angeles, CA

EXHIBIT II to SCHEDULE 3.12
- ---------------------------

Location                     Coverage
- --------                     --------
1.  1300 Nicollet Mall       $  445,656 Equipment
    #218,                    $  165,720 Extra Expense
    Minneapolis, MN          $   12,000 Business Interruption
                             Breakdown coverage included

2.  222 North 32nd           $  800,000 Equipment
    Room 902                 $  158,640 Extra Expense
    Billings,MT              $1,743,259 Business Interruption
                             Breakdown coverage included

3.  2001 6th Avenue South    $2,000,000 Equipment
    Seattle, WA              $  369,330 Extra Expense
                             $5,113,935 Business Interruption
                             Breakdown coverage included

5.  324 Wisconsin Avenue     $1,900,000 Equipment
    #1041                    $  318,328 Extra Expense
    Milwaukee, WI            $2,468,251 Business Interruption
                             Breakdown coverage included

8.  817 South 2nd Avenue     $      -0- Equipment
    Minneapolis, MN          $  124,320 Extra Expense (cont.)
                             $1,594,691 Business Interruption
                                         (contingent)
                             Breakdown coverage included

9.  WTCI                     $      -0- Equipment
    6 South 2nd Street       $   32,160 Extra Expense (cont.)
    Yakima, WA               $  515,689 Business Interruption
                                         (contingent)
                             Breakdown coverage included

10. 123 West 1st Street      $      -0- Equipment
    Casper, WY               $      -0- Extra Expense
                             $  556,028 Business Interruption
                             Breakdown coverage included

Location                     Coverage
- --------                     --------
18. 770 L Street             $2,000,000 Equipment
    Suite 655 and 660        $  411,800 Extra Expense
    Sacramento, CA           $4,996,023 Business Interruption
                             Breakdown coverage included

34. 624 South Grand Avenue   $1,750,000 Equipment
    Suite 1202               $  336,800 Extra Expense
    Los Angeles, CA          $4,548,363 Business Interruption
                             Breakdown coverage included

SCHEDULE 3.13
- -------------

                               INDEBTEDNESS


Norwest Bank Minnesota, National Association - $10,000,000
    Revolving and Term Credit.

SCHEDULE 3.15
- -------------
                                  LEASES

                                   Lease    Lease     Current
Description             Loc.       Date     Term      Payment
- -----------             ------     -----    -----     -------
Loring Park Assoc.      CORP       12/88    61 mths. $15,537.85
Hyatt 2nd,4th & 5th     MPLS                mth to mth
  floor offices

Real estate income      MILW       1/94     36 mths   $4,660.15
Milwaukee office space

Meerdink & Associates   MILW       2/93     7/31/95   $  791.67
Appleton office rental

Continental Seattle Part.SEAT      6/92     5/31/97   $5,263.54
Seattle sales office rent

Hemstreet Development   SEAT       11/93    11/30/95  $2,245.00
Portland office space

W&K Investments         SPOK       5/91     36 mths   $1,674.00
Spokane office space                        mth to mth

United Properties, Inc. BLGS       12/91    11/96     $2,133.52
Billings sales office space

Last Chance Properties  HELA       3/93     12 mths   $  400.00
Helena office space                         mth to mth

600 Central Plaza       HELA       4/93     5/30/94   $  287.00
Great Falls office space

Kelley Properties       HELA       3/93     12 mths   $  235.00
Missoula office space                       mth to mth

Meco Realty Inc.        CASP       3/93     24 mths   $  442.85
Casper office space                         mth to mth

SCHEDULE 3.15 (cont'd.)
- -----------------------
                                   Lease    Lease
Description             Loc.       Date     Term      Payment
- -----------             ------     -----    -----     -------
Hagman/Rindahl          WA        5/1/94    5/1/95    $  300.00
Mt. Vernon, WA

Heitman Properties, Ltd CA        11/84     120 mths.$16,383.60
Heitman #2                         1/1/94   3/95     $13,603.50
Heitman #3                         4/89     3/95      $2,118.05
Execuline office space

Theresa Henneman        CA         3/90     mth to mth$1,140.00
Execuline office space

Sierra Prof. Complex    NV         11/92    12 mths.  $  992.00
WT&T office space                           mth to mth

A Low Cost Self Storage CA                  mth to mth$  155.00
Execuline storage

General Commun.         SEAT       1/92     24 mths.  $2,251.75
Seattle Switch room

Granite Tower           BLGS       8/91     60 mths   $  768.75
Billings switch room

Towne Realty, Inc.      MILW       8/90     12/31/96  $1,957.00
Milwaukee switch room

One Wilshire            LA         5/93     60 mths.  $3,627.67
LA switch room

Kerley Agric. Chem.     SEAT      11/93     12 mths.  $2,025.00
Kennewick office space

Marguerite Hackett      SEAT       3/1/92   2/28/95   $1,900.00
Yakima switch room

SCHEDULE 3.15 (cont'd.)
- -----------------------
                                   Lease    Lease
Description             Loc.       Date     Term      Payment
- -----------             ------     -----    -----     -------
Stravropoulos           SEAT       4/92     12/31/94  $  463.00
Bellingham sales office

BCD Properties          CA         3/91     2/96      $1,600.00
Redding sales office

Coldwell Banker         WA         6/1/94   6/1/95    $  295.00
Wenatchee WA

Parkway Assoc.          OR         4/94     4/96      $1,105.00
Eugene

Sunrise Investments     WA         9/94     3/95      $1,200.00
Evertt WA office

SCHEDULE 3.15(cont'd.)
- -------------
                                   ASI CONTRACTS
                                   -------------
                                  Service   DS-1                       Expir.
Vendor             Description    Type      Qty   Loc A     Loc B       Date
- -----------------------------------------------------------------------------
ACLA               Local bypass   DS-1 PVL        Los Ang               exp
ATT                               DS-1 PVL                              exp
Action Tel         Traffic swap   switched        Los Ang               exp
Bay Area Teleport                 DS-1 PVL        Sacram   Santa Rosa  exp
Bay Area Teleport                 DS-1 PVL        SanFran  Santa Rosa  exp
CNI                Midwest traf.  switched    3   Milwaukee             exp
CRC/Allnet                        DS-1 PVL    4   Los Ang   San Diego   exp
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
Call America       Cam uses sp telDS-1 PVL    1   SanFran   Salinas     exp
                   as underlying
                   carrier
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
Camnet             Traffic swap   switched    1   Seattle               exp
Diginet/Teleport   DS-3 hub       DS-3 PVL   28   Chicago   Chicago     exp
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
Litel              Crossconnects  DS-1 PVL    6   Chicago   Chicago     exp
                    in Doral Plaza bldg
Means              MN private     DS-1 PVL    1   Minneapolis Fargo/    exp
                       lines                                  Moorehead
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
SCHEDULE 3.15(cont'd.)
- ----------------------
                                  Service   DS-1                       Expir.
Vendor             Description    Type      Qty   Loc A     Loc B       Date
- -----------------------------------------------------------------------------
Means              MN private     DS-1 PVL    1   Minneapolis  Wadena   exp
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
Metro. fiber       Chicago DS-3   DS-3 PVL   28   Chicago   Chicago     exp
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
RCI                East Coast     switched    3   Milwaukee Chicago     exp
                   switched/
                   operator
xxxxxxxxxxxxxxx    various DS-0S  DS-0 PVL                            1 yr or
                   for data cust.                                      less
xxxxxxxxxxxxxxx    various DS-1S  DS-1 PVL                            1 yr or
                                                                       less
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx

SCHEDULE 3.15(cont'd.)
- ----------------------
                                  Service   DS-1                       Expir.
Vendor             Description    Type      Qty   Loc A     Loc B       Date
- -----------------------------------------------------------------------------
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
TR1                Private line   DS-1 PVL    3   Helena    Kalispell   exp
TR1                Private line   DS-1 Pvl    7   Helena    Great Falls exp
US Access          Private lines  DS-1 PVL                              exp
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    various DS-0S  DS-0 PVL                             1 yr
                    for data                                          or less
Wiltel             Private line   DS-1 PVL    1   Los Ang   San Diego   exp
Wiltel             Private line   DS-1 PVL    1   Milwaukee DesMoines   exp
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx
xxxxxxxxxxxxxxx    xxxxxxxxxx     xxxxxxxx    x   xxxxxxx   xxxxxxxxx   xxx

SCHEDULE 3.15(cont'd.)
- ----------------------
                          CONTRACTS WITH CUSTOMERS

American Sharecom has entered into "Win/Win" conttractw with a majority of its customers. These contracts provide a discount to the customer, in exchange for their promise to stay with American Sharecom for one, two or three years. An example of a typical Win/Win contract is attached, although other versions have been used.

In certain cases, American Sharecom has granted additional discounts to customers. Some of these discounts may have been reflected in writings to customers.

The Company has arrangements with customers on the attached schedule.

SCHEDULE 3.15(cont'd. )
- -----------------------

                            RESELLER CONTRACTS*

    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx


* Most contracts have extended past the original "Term of Agreement". ASI/EXL continues to provide service to these vendors based upon the last signed agreement.

SCHEDULE 3.15(cont'd.)
- ----------------------

                            CONSULTING CONTRACTS

American Sharecom has an oral contract with Eric Petty relating to his consulting business.

The Company has agency agreements with the entities or individuals as follows:

    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx  xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
    xxxxxxxxxxxxxxxxxxxxxxxxxxxxx

SCHEDULE 3.15(cont'd.)
- ----------------------

The Company holds Certificates of Public Convenience and Necessity from the following states:

    California
    Illinois
    Minnesota
    Nevada
    North Dakota
    Oregon
    South Dakota
    Washington
    Wisconsin
    Wyoming

Certificate of Authority from the FCC.

SCHEDULE 3.16
- -------------
                           EMPLOYEE BENEFIT PLANS


The following is a list of Employee Benefit Plans:

    (1)  American Sharecom, Inc. 401(k) Savings Plan
    (2)  American Sharecom, Inc. Welfare Benefits Plan

In addition to these Plans, ASI has various individual bonus, incentive and reward plans for its employees.

SCHEDULE 3.17
- -------------

                            ASI'S REAL PROPERTY


                                    None

SCHEDULE 3.20
- -------------

               QUALIFICATION/SUBSIDIARIES AND OTHER INTERESTS


                                    None

SCHEDULE 3.22
- -------------
                                 EMPLOYEES

                        10/31/94   Commissions,
                        Annual      Residuals           Car
Employee Name           Salary       & Bonus          Allowance
- ------------------------------------------------------------------
Anderson, Carol J       xxxxxx
Antonovich, Stacy A     xxxxxx         xxxxx          $1,500
Arens, Treasure G       xxxxxx         xxxxx          $    0
Armstrong, Andrew J     xxxxxx
Austin, David S         xxxxxx         xxxxx          $    0
Babigian, Karen         xxxxxx         xxxxx          $    0
Babigian, Walter        xxxxxx         xxxxx          $    0
Bailey, Sean G          xxxxxx
Balalis, Thomas M       xxxxxx         xxxxx          $    0
Barney, Brian J         xxxxxx         xxxxx          $    0
Beattie, Kay A          xxxxxx         xxxxx          $  210
Beberg, Dwayne M        xxxxxx
Bell, David G           xxxxxx
Berry, Timm A           xxxxxx         xxxxx          $    0
Bezanson, Sheri L       xxxxxx
Bickerstaff, Chad D     xxxxxx         xxxxx          $4,200
Blaser, Doreen          xxxxxx         xxxxx          $    0
Boatwright, B.V         xxxxxx         xxxxx          $    0
Boe, Keith D            xxxxxx         xxxxx          $    0
Bondar, Trina M         xxxxxx
Bowman, John            xxxxxx
Boxx, Shelly L          xxxxxx         xxxxx          $    0
Bradley, Pamela J       xxxxxx
Broome, Bryan S         xxxxxx         xxxxx          $    0
Brown, Michael G        xxxxxx         xxxxx          $    0
Bruder, Ralph M         xxxxxx         xxxxx          $  210
Buck, Andrew J          xxxxxx
Burkholz, Paul D        xxxxxx         xxxxx          $    0
Burns, Shannon M        xxxxxx         xxxxx          $  420
Butler, Dwight R        xxxxxx         xxxxx          $2,100
Cafaro, Stacy A         xxxxxx         xxxxx          $    0
Carr, Gezelle V         xxxxxx         xxxxx          $    0

SCHEDULE 3.22 (cont'd.)
- -----------------------
                        10/31/94   Commissions,
                        Annual      Residuals           Car
Employee Name           Salary       & Bonus          Allowance
- ------------------------------------------------------------------
Casey, Melinda L        xxxxxx         xxxxx
Chavez, Tamara A        xxxxxx
Colman, Cheryl L        xxxxxx
Corioso, John           xxxxxx
Corrigeux, Dale F       xxxxxx         xxxxx          $  735
Crawford, Cynthia W     xxxxxx         xxxxx          $    0
Crittenden, Ashley A    xxxxxx
Danzl, Kirk C           xxxxxx
Davis, Lueberta         xxxxxx         xxxxx          $    0
Deblock, Leslie A       xxxxxx
Demers, Sherri D        xxxxxx         xxxxx          $1,050
Domingo, Cyncha P       xxxxxx
Domke, Karen M          xxxxxx
Durham, Gregory L       xxxxxx
Eagle, Todd R           xxxxxx         xxxxx          $  630
Edwards, Wes            xxxxxx         xxxxx          $    0
Edwards, Joye I         xxxxxx         xxxxx          $    0
Elliott, Chris S        xxxxxx         xxxxx          $3,500
Ewen, Susan L           xxxxxx
Fairhurst, Neil         xxxxxx
Feil, Mark              xxxxxx         xxxxx          $    0
Fischer, Brenda K       xxxxxx
Fleming, Wade A         xxxxxx         xxxxx
Fowler, Sheri L         xxxxxx         xxxxx          $1,890
Funkhouser, Maria T     xxxxxx         xxxxx          $2,100
Fyhrie, Peter           xxxxxx         xxxxx          $2,100
Galbraith, Kim          xxxxxx         xxxxx          $1,050
Gastfield, Amy R        xxxxxx
Gilless, John A         xxxxxx         xxxxx
Gilmore, Robert S       xxxxxx         xxxxx          $  420
Giovannetti, Richard    xxxxxx
Gitts, Ty J             xxxxxx         xxxxx          $    0
Goren, Lisa J           xxxxxx         xxxxx          $    0
Grube, Jenna            xxxxxx         xxxxx
Groff, Brenda J         xxxxxx
SCHEDULE 3.22 (cont'd.)
- -----------------------
                        10/31/94   Commissions,
                        Annual      Residuals           Car
Employee Name           Salary       & Bonus          Allowance
- ------------------------------------------------------------------
Gudorf, Craig M         xxxxxx
Guillory, DeAnna V      xxxxxx
Guzman, Rae M           xxxxxx
Halunen, Cindy M        xxxxxx
Hanneman, Renee         xxxxxx
Harmon, Beverly J       xxxxxx         xxxxx          $2,100
Harper, Charles R       xxxxxx         xxxxx          $2,100
Harris, Robert C        xxxxxx         xxxxx
Harvey, David E         xxxxxx         xxxxx          $2,100
Hassenmiller, Susan L   xxxxxx
Hawthorne, Jeri R       xxxxxx         xxxxx          $    0
Hayden, Timothy J       xxxxxx         xxxxx          $2,100
Heaton, John J          xxxxxx         xxxxx          $    0
Hendricks, Rebecca A    xxxxxx
Hetzel, Monica S        xxxxxx         xxxxx
Hird, Wesley B          xxxxxx
Hjelmstad, Paul G       xxxxxx
Hodgson, Lavon M        xxxxxx         xxxxx
Hoepfner, Vicki A       xxxxxx         xxxxx          $  683
Hofeldt, Cynthia M      xxxxxx         xxxxx          $1,050
Hollis, Debra           xxxxxx         xxxxx          $1,050
Hornick, Stephanie J    xxxxxx
Hough, Terry J          xxxxxx         xxxxx          $2,600
Isaacs, Christine M     xxxxxx         xxxxx          $2,100
Johnson, Michael B      xxxxxx         xxxxx          $2,100
Johnson, Judith         xxxxxx
Kacmarynski, Helen M    xxxxxx         xxxxx          $    0
Keele, Ronald E         xxxxxx         xxxxx          $    0
Keenan-Cooley, Patricia xxxxxx
Kelley, Lisa E          xxxxxx
Kellogg, Lisa J         xxxxxx
Kenagy, Renee M         xxxxxx         xxxxx          $2,100
Kennedy, Sandra C       xxxxxx         xxxxx          $    0
King, William J         xxxxxx         xxxxx
SCHEDULE 3.22 (cont'd.)
- -----------------------
                        10/31/94   Commissions,
                        Annual      Residuals           Car
Employee Name           Salary       & Bonus          Allowance
- ------------------------------------------------------------------
Kish, Robert D          xxxxxx         xxxxx          $2,100
Klees, Donna L          xxxxxx         xxxxx          $1,050
Knudson, Steven R       xxxxxx
Lahiri, Anindita T      xxxxxx         xxxxx          $  500
Larkin, Karen L         xxxxxx         xxxxx          $2,100
Larson, Aleta J         xxxxxx         xxxxx
Lawrence, Lance D       xxxxxx
Lew, John               xxxxxx         xxxxx
Logan, Jamie S          xxxxxx         xxxxx          $    0
Lontz, Marguerite M     xxxxxx
Loughman, Jennifer D    xxxxxx
Lovitt, Joy S           xxxxxx         xxxxx          $    0
Ludwikowski, Scott M    xxxxxx
Magill, Stacy A         xxxxxx         xxxxx          $    0
Manderscheid, Michelle  xxxxxx         xxxxx          $    0
Marquez, Lisa R         xxxxxx
Mathews, Sandra L       xxxxxx         xxxxx          $    0
Matthews, Amy L         xxxxxx         xxxxx          $    0
McCants, Zarina M       xxxxxx
McCormick, James S      xxxxxx         xxxxx          $1,210
McGeath, Shannon E      xxxxxx         xxxxx          $    0
McGill, Lisa M          xxxxxx         xxxxx          $2,100
McGovern, Kevin S       xxxxxx         xxxxx          $2,200
McKeighen, Floyd        xxxxxx         xxxxx          $    0
McKeown, Beth A         xxxxxx         xxxxx          $1,680
Miller, Shirley E       xxxxxx         xxxxx
Miller, Patty M         xxxxxx
Mitchell, John P        xxxxxx         xxxxx          $  880
Moede, Lyn A            xxxxxx
Mohn, Heidi             xxxxxx         xxxxx          $    0
Morin, Mark             xxxxxx         xxxxx
Morrow, Troy W          xxxxxx         xxxxx          $    0
Mullins, Glenda F       xxxxxx
Mulvaney, Susan H       xxxxxx
SCHEDULE 3.22 (cont'd.)
- -----------------------
                        10/31/94   Commissions,
                        Annual      Residuals           Car
Employee Name           Salary       & Bonus          Allowance
- ------------------------------------------------------------------
Murphy, Mark A          xxxxxx         xxxxx          $  840
Nate, Tracey            xxxxxx         xxxxx          $2,100
Nelson, Wayne M         xxxxxx
Nguyen, Phuong T        xxxxxx
Nobbe, Tracy A          xxxxxx
Noble, John P           xxxxxx
Northam, Dena M         xxxxxx         xxxxx
O'Leary, Michael J      xxxxxx         xxxxx
O'Leary, Michelle L     xxxxxx
Okendo, Connie J        xxxxxx
Olson, Stephanie K      xxxxxx
Olson, Stacy B          xxxxxx         xxxxx
Osburn, Kathryn L       xxxxxx         xxxxx
Palma, John P           xxxxxx
Parker, David K         xxxxxx
Parker, Randal L        xxxxxx         xxxxx
Peek, Sandra S          xxxxxx         xxxxx          $    0
Pelcher, Beverly A      xxxxxx         xxxxx          $1,500
Peters, Gail A          xxxxxx
Peterson, Kent W        xxxxxx         xxxxx          $    0
Petty, Virginia G       xxxxxx         xxxxx          $    0
Peiper, Jeffrey M       xxxxxx         xxxxx          $1,050
Pitman, James E         xxxxxx         xxxxx
Plumb, Jeff C           xxxxxx         xxxxx          $    0
Porrazzo, Janet K       xxxxxx
Prussack, James         xxxxxx         xxxxx          $2,100
Przezdziecki, Angela M  xxxxxx
Przezdziecki, Edna J    xxxxxx
Puthuff, Lorelei        xxxxxx         xxxxx          $    0
Quinlan, Caroline R     xxxxxx         xxxxx          $    0
Raiswell, Helen E       xxxxxx         xxxxx          $1,675
Ramirez, Connie M       xxxxxx         xxxxx          $    0
Reasor, Daniel S        xxxxxx
Reasor, Mary E          xxxxxx
SCHEDULE 3.22 (cont'd.)
- -----------------------
                        10/31/94   Commissions,
                        Annual      Residuals           Car
Employee Name           Salary       & Bonus          Allowance
- ------------------------------------------------------------------
Repko, Julie A          xxxxxx         xxxxx          $2,100
Rex, Randy L            xxxxxx
Reyes, Marcia L         xxxxxx
Reynolds, Jacqueline M  xxxxxx
Richards, Greg L        xxxxxx         xxxxx          $1,313
Richards, Sandra L      xxxxxx         xxxxx          $  770
Rickett, Sandra         xxxxxx         xxxxx          $    0
Rivers, Dona R          xxxxxx         xxxxx
Roehl, Richard J        xxxxxx
Rogers, Dennis          xxxxxx
Rootness, Karla A       xxxxxx
Rowley, Jeniele L       xxxxxx
Ruelle, Julie C         xxxxxx         xxxxx          $    0
Ryan, Michael J         xxxxxx         xxxxx          $    0
Rydman, Michelle R      xxxxxx         xxxxx          $2,100
Schardein, Dana M       xxxxxx         xxxxx
Schermerhorn, Marcia G  xxxxxx         xxxxx          $1,050
Schimerowski, Randa     xxxxxx         xxxxx          $    0
Schmidt, Robyn S        xxxxxx         xxxxx          $    0
Schmiedlin, Bruce R     xxxxxx
Schmiedlin, Terri L     xxxxxx
Schmorhum, Ardyth K     xxxxxx         xxxxx          $1,050
Schneider, David P      xxxxxx         xxxxx          $    0
Schrock, Deborah K      xxxxxx         xxxxx
Schuppe, Kristen M      xxxxxx         xxxxx          $2,100
Shahijanian, Adrineh    xxxxxx
Sherman, Teo A          xxxxxx         xxxxx          $1,890
Shields, Jacqueline     xxxxxx         xxxxx          $    0
Shore, Kenneth A        xxxxxx         xxxxx          $    0
Simon, Steven C         xxxxxx
Simon, Tammy K B        xxxxxx
Slack, Glen E           xxxxxx         xxxxx          $    0
Smith, Scott A          xxxxxx         xxxxx          $    0
Smith, Nathan B         xxxxxx         xxxxx          $2,100
SCHEDULE 3.22 (cont'd.)
- -----------------------
                        10/31/94   Commissions,
                        Annual      Residuals           Car
Employee Name           Salary       & Bonus          Allowance
- ------------------------------------------------------------------
Smith, Gary G           xxxxxx         xxxxx
Smith Jr., James A      xxxxxx         xxxxx          $  600
Squires, Gary           xxxxxx         xxxxx          $3,150
Stabenow, Susan M       xxxxxx         xxxxx          $    0
Stafford, Daniel A      xxxxxx         xxxxx
Stevenson, Diane        xxxxxx
Stuiber, Shannon C      xxxxxx         xxxxx          $    0
Stitz, Julie            xxxxxx         xxxxx          $    0
Sullivan, Susan         xxxxxx
Taylor, Jeffrey J       xxxxxx         xxxxx          $1,470
Tholson, Michael G      xxxxxx         xxxxx          $1,050
Thompson, Shannon S     xxxxxx         xxxxx          $  735
Tiong, Tai-Hoom         xxxxxx
Torres, Osar D          xxxxxx
Trudell, Cynthia A      xxxxxx
Trusley, Bradley B      xxxxxx         xxxxx          $    0
Vermette, Ann L         xxxxxx         xxxxx          $    0
Wagner, Susan C         xxxxxx         xxxxx          $    0
Wagner, Amy C           xxxxxx         xxxxx          $2,100
Walter, Chris           xxxxxx
Warford, John L         xxxxxx
Warner, Anthony L       xxxxxx         xxxxx          $    0
Weinert, James J        xxxxxx
Whalen, Stephen         xxxxxx         xxxxx          $2,100
White, Tina G           xxxxxx
White, Debbie L         xxxxxx         xxxxx          $    0
White, Colin R          xxxxxx
Wiley, Irene R          xxxxxx         xxxxx          $    0
Winter, Cheri K         xxxxxx         xxxxx          $    0
Wolverton, Linda J      xxxxxx
Wylie, Adam             xxxxxx         xxxxx          $2,100
Yessen, Jana E          xxxxxx
Young, Emeline               xxxxxx         xxxxx          $    0
Young, Richard E        xxxxxx         xxxxx          $    0

SCHEDULE 3.22 (cont'd.)
- -----------------------

                             BOARD OF DIRECTORS

Board of Directors           Officer
- ------------------           -------
Steve Simon                    yes
James Weinert                  yes
William King                   yes
William Thomas                       no
John Fauth                     no

SCHEDULE 3.26
- -------------
                                TAX RETURNS
                                -----------

Pending Audits (see Schedule 3.7 for further details):
    State of Montana - Montana Telephone tax audit
    California State Board of Equalization -- Emergency
         Telephone Users Surcharge

American Sharecom has customers that originate calls from regions where American Sharecom does not have nexus. Therefore, state, local and regulatory agency taxes are being neither assessed nor remitted in those jurisdictions.

In one state, American Sharecom and its predecessor determined that they were not obliged to collect and remit local sales tax. This policy was changed in 1992.

SCHEDULE 3.27
- -------------
                               BANK ACCOUNTS
                               -------------

Bank                    Acct. #    Description    Authorized Signers
- ------------------------------------------------------------------------
Norwest Bank-MN        10-49-711     Lockbox    Simon/Weinert/King/Ryan
Norwest Bank-Lewistown 00-187-1      Disburs.   Simon/Weinert/King/
                                                 Ryan/Groff
Norwest Bank-Red Wing  00-22760      Disburs.   Simon/Weinert/King/
                                                 Ryan/Groff
Norwest Bank-MN        10-49-703     Payroll    Simon/Weinert/King/Ryan
1st Bank-Milwaukee   1-823-2219-6706 Lockbox    Simon/Weinert/King
Key Bank-Seattle       048-319875    Lockbox    Simon/Weinert/King
1st Bank-Billings      11 39823      Lockbox    Simon/Weinert/King
U.S.Bank-Spokane       100 7208-612  Lockbox    Simon/Weinert/King
Hilltop Natl Bank-WY   63144         Lockbox    Simon/Weinert/King
Bank of CA-Sacramento  018-077134    CA Deposit Simon/Weinert/King/Ryan
1st Interstate Bank-NV 1290062984    NV Deposit Simon/Weinert/King


                              PETTY CASH ACCOUNTS
                              -------------------
Location       Balance        Signers
- ---------------------------------------------------------------------
Minneapolis   $  250         Site managers & designated employees
Seattle       $2,000         Site managers & designated employees
Execuline     $3,250         Site managers & designated employees
Billings      $1,150         Site managers & designated employees
Spokane       $  750         Site managers & designated employees
Helena        $  100         Site managers & designated employees
Casper        $  800         Site managers & designated employees
Milwaukee     $1,350         Site managers & designated employees
Yakima        $  850         Site managers & designated employees
Portland      $1,000         Site managers & designated employees
Redding       $  100         Site managers & designated employees
Kennewick     $  300         Site managers & designated employees
Eugene        $  500         Site managers & designated employees

SCHEDULE 3.29
- -------------

                            CONFLICT OF INTEREST
                            --------------------

Steven C. Simon and James J. Weinert have signed separate
Collateral Pledge Agreements, dated February 2, 1989, granting
Norwest Bank security interest in all of ASI stock.

Loans, Payroll and Travel Advances to Third Parties as of 10/31/94:

         Steve Simon         $50,000
         Jim Weinert         $37,343
         Mark Feil           $ 7,925
         Peter Fyhrie        $ 7,500
         Hal Urbanek         $ 3,000
         David Austin        $   688
         Tina White          $   650
         Jeff Plumb          $   598
         Gezzelle Carr       $   500
         Greg Richards       $   244
         John Heaton         $   200
         Randa Schimerowski  $   200
         Richard Giovanetti  $   200
         John Noble          $   200
         Ann Vermette        $   100

SCHEDULE 3.36
- -------------
                               DISTRIBUTIONS
                           -------------
                                      Debt            Line
          Total        Net to  Debt   Pymts/  S-Corp   of    Cash
Month     Distr.  Tax  Owners  Pymts  Distr.  Income Credit Balance
- -------------------------------------------------------------------
8/93       xx       0     xx     xx     xx      xx     xx      xx
9/93       xx       0     xx     xx     xx      xx     xx      xx
10/93       -                    xx     xx      xx     xx      xx
11/93      xx       -     xx     xx     xx      xx     xx      xx
12/93      xx       -     xx     xx     xx      xx     xx      xx
1/94       xx      xx            xx     xx      xx     xx      xx
2/94        -                            -      xx     xx      xx
3/94       xx             xx     xx     xx      xx      -      xx
4/94       xx      xx     xx            xx      xx     xx      xx
5/94       xx             xx     xx     xx      xx     xx      xx
          =========================================================
%/Income  48.9%         30.4%   59.8% 108.7%

6/94      xx      xx     xx     xx     xx      xx      -      xx
7/94      xx             xx            xx      xx      -      xx
8/94      xx             xx            xx      xx      -      xx
9/94      xx      xx     xx            xx      xx      -      xx
10/94     xx             xx            xx      xx      -      xx
11/94     xx      xx     xx     xx     xx      xx             xx
12/94     xx      xx      -            xx      xx             xx
1/95      xx      xx     xx            xx      xx             xx
          =========================================================
%/Income  92.7%         36.0%   1.2%  93.9%
          ---------------------------------------------------------
Total     xx      xx     xx     xx     xx      xx
          =========================================================
%/Income  72.5%         33.4%   28.1% 100.7%

(1) Our policy: "Free Cash Flow is distributed according to the following priorities; first, for the payment of taxes; and second, for the repayment of debt. The excess, if any is distributed to shareholders."

(2) The term "distributed" encompasses three items: the payment of income taxes; the repayment of the principal portion of any outstanding debt; and distributions to shareholders.

SCHEDULE 7.5
- -------------
                       REGISTRATION RIGHTS AGREEMENT

    Registration Rights Agreement, dated as of              , 1994
(this "Agreement"), among ROCHESTER TELEPHONE CORPORATION, a New
York corporation (the "Company") and the other parties signatory hereto (each a "Shareowner").

                           W I T N E S S E T H :

    WHEREAS, pursuant to an agreement (the "Acquisition
Agreement") dated as of            , 1994 among the Company,
American Sharecom, Inc., a Minnesota corporation ("ASI"), Steven C. Simon and James G. Weinert, all shares of common stock, par value $.01 per share, of ASI shall, at the Closing Date (as defined in the Acquisition Agreement), be transferred to the Company (the
"Transaction") in exchange for an aggregate of           shares
(the "Shares") of common stock, par value $1.00 per share, of the Company ("Common Stock"); and
    WHEREAS, it is a condition to the obligations of the Company and the Shareowners to consummate the Transaction that this Agreement be executed and delivered by the parties hereto.
    NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

    SECTION 1. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:
         (a) "Business Day" shall mean any day that is not a Saturday, a Sunday, a bank holiday or any other day on which commercial banking institutions in New York, New York are not generally open for business.
         (b) "Holder" shall mean any Shareowner that owns of record Registrable Securities.
         (c) "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature.
         (d) "Registrable Securities" shall mean the Shares and any shares of Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred (except transfers to another Shareowner or to a Shareowner's estate in accordance with Section 7(i)), new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (iv) they shall have ceased to be outstanding.
         (e) "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on the New York Stock Exchange, or on any other securities exchange or on the NASDAQ National Market System pursuant to clause (vii) of Section 4, or (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance and the reasonable fees of any special experts retained in connection with the requested registration.
         (f) "SEC" shall mean the Securities and Exchange Commission or its successor.
         (g) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any similar federal statute.

    SECTION 2.  Incidental Registrations.
         (a) Right to Include Registrable Securities. If, at any time commencing on the second anniversary of the Closing Date, the Company proposes to register Common Stock under the Securities Act in connection with the public offering of Common Stock for its own account solely for cash (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to each Holder of its intention to do so and of the Holder's rights under this Section 2, provided that if any Holder shall beneficially own less than 3% of the outstanding Common Stock (calculated in accordance with the provisions of Rule 13d-3 (or any successor provision) under the Securities Exchange Act of 1934, as amended ("Rule 13d-3")), such Holder shall have the right to receive the foregoing notice from the Company and to have his Registrable Securities registered in accordance with the provisions of this
Section 2 prior to the second anniversary of the Closing Date; provided, however, that no such notice shall be required to be given by the Company and no Holder shall have any rights under this
Section 2 unless, at the time the Company proposes to register such Common Stock, all Holders beneficially own, in the aggregate, less than 5% of the Common Stock then outstanding (calculated in accordance with the provisions of Rule 13d-3). Upon the written request of any Holder received by the Company within 15 days after the delivery of any such notice by the Company (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders, subject to Section 2(c) and Section 7, to the extent required to permit the disposition of the Registrable Securities so to be registered; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) if such registration involves an underwritten offering, each Holder requesting to be included in the Company's registration must sell its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or other selling holders, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate for such underwriters in combined primary and secondary offerings.
         (b) Expenses. In connection with any registration pursuant to this Section 2, each Holder will pay (i) a pro rata portion of the aggregate Registration Expenses (based on the number of such Holder's Registrable Securities included in a registration statement at the time the registration statement is filed with the SEC relative to the total number of securities covered by such registration statement at such time), (ii) a pro rata portion (based on the number of such Holder's Registrable Securities included in a registration statement at the time the registration statement is filed with the SEC relative to the total number of securities covered by such registration statement at such time) of the aggregate fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration,
(iii) the fees and disbursements of counsel to such Holder and (iv) all underwriting discounts and commissions and transfer taxes, if any, applicable to shares of Registrable Securities to be sold on behalf of such Holder.
         (c) Priority in Incidental Registrations. If a registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on such offering as contemplated by the Company (including the price at which the Company or other holders of Securities propose to sell such securities), then the Company will include in such registration (i) first, 100% of the securities the Company or such other holders propose to sell and (ii) second, the number of Registrable Securities requested to be included in such registration by the Holders (in proportion (as nearly as practicable) to the number of such Registrable Securities each Holder requested to be registered pursuant to Section 2(a)) which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above.

    SECTION 3.  Registration on Request.
         (a) Request by a Holder. If, at any time commencing on the second anniversary of the Closing Date, the Company shall receive a written request from a Holder that the Company effect the registration under the Securities Act of all or part of such Holder's Registrable Securities (constituting in the aggregate at least 1,500,000 shares (such number of shares to be adjusted to reflect any stock split, stock dividend, or other combination or reclassification of the Company's capital stock after the date hereof)) and specifying the intended method of disposition thereof, then the Company will, within 10 days after the receipt thereof, give written notice to all other Holders of the receipt of such request and each such Holder, in lieu of exercising its rights under Section 2(a), may elect (by written notice received by the Company within 10 days from the date the Company provided the aforementioned notice to such Holder) to have its Registrable Securities included in such registration pursuant to this Section 3(a), provided that if any Holder shall beneficially own less than 3% of the outstanding Common Stock (calculated in accordance with the provisions of Rule 13d-3), such Holder shall have the right to request that the Company effect a registration pursuant to this
Section 3 prior to the second anniversary of the Closing Date; provided, however, that no Holder shall have the right to request that the Company effect a registration pursuant to this Section 3 unless, at the time such request is received by the Company, (i)
such Holder holds at least   % of the Registrable Securities then
outstanding and (ii) all Holders beneficially own, in the aggregate, less than 5% of the Common Stock then outstanding (calculated in accordance with the provisions of Rule 13d-3). Thereupon the Company will, as soon as is practicable, use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders, provided that (i) each Holder shall have the right to request the Company to register such Registrable

Securities pursuant to this Section 3(a) on only one occasion and
(ii) the Company's obligations under this Section 3(a) shall be subject to the limitations set forth in Section 7, and provided further that the Company (i) shall not be obligated to cause any special audit to be undertaken in connection with any such registration, (ii) at its sole discretion may offer a right to participate in such registration statement to other holders of the Company's securities, and may itself participate in such registration, (iii) shall be entitled to postpone for a reasonable period of time, but not in excess of 90 days, the filing of any registration statement otherwise required to be prepared pursuant to this Section 3 if the Company is, at such time, conducting or about to conduct an underwritten public offering of equity securities (or securities convertible into equity securities) and is advised in writing by its managing underwriter that such offering would in its opinion be adversely affected by the registration so requested and (iv) shall be entitled to postpone such requested registration for up to 120 days if the Company determines, in view of the advisability of deferring public disclosure of material corporate developments or other information, that such registration and the disclosure required to be made pursuant thereto would not be in the best interests of the Company at such time.
         (b) Registration Statement Form. If any registration requested pursuant to this Section 3 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.
         (c) Expenses. In connection with any registration pursuant to Section 3, each Holder will pay (i) a pro rata portion of the aggregate Registration Expenses (based on the number of such Holder's Registrable Securities included in a registration statement at the time the registration statement is filed with the SEC relative to the total number of securities covered by such registration statement at such time), (ii) the fees and disbursements of counsel to such Holder and (iii) all underwriting discounts and commissions and transfer taxes, if any, applicable to shares of Registrable Securities to be sold on behalf of such Holder.
         (d) Effective Registration Statement. A registration requested pursuant to this Section 3 will not be deemed to have been effected unless it has become effective, provided that, if within 180 days after it has become effective the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.
         (e) Selection of Underwriters. If a requested registration pursuant to this Section 3 involves an underwritten offering, the Company shall have the right to select in good faith the investment banker or bankers and managers to administer the offering, provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to the Holders of a majority of Registrable Securities requested to be registered pursuant to Section 3(a).
         (f) Priority in Requested Registrations. If a requested registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the number of Registrable Securities requested to be included in such registration by the Holders (in proportion (as nearly as practicable) to the number of such Registrable Securities each Holder requested to be registered pursuant to Section 3(a)) and (ii) second, other securities, allocated in such manner as the Company may determine. In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities that the Company or other holders of securities propose to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold and would not be likely to have an adverse effect on the offering of the Registrable Securities.
    SECTION 4. Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as reasonably possible:
         (i) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days, provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2 at any time prior to the effective date of the registration statement relating thereto;
         (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;
         (iii) furnish to each Holder of Registrable Securities covered by a registration statement (each, a "Seller") such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), and such other documents as such Seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such Seller but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current;
         (iv) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Sellers shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;
         (v) notify each Seller, at any time when a prospectus relating to the registration statement is required to be delivered under the Securities Act within the appropriate period referred to in clause (i) of Section 4, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any Seller, prepare and furnish to each Seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
         (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;
         (vii) use its best efforts to list or admit for trading such Registrable Securities on the New York Stock Exchange and any other securities exchange on which the Common Stock is then listed, or, if the Common Stock is not then listed on a securities exchange, on the National Association of Securities Dealers, Inc. National Market System ("NASDAQ NMS"), if such Registrable Securities are not already so listed or admitted for trading and if such listing or admission is then permitted under the rules of such exchange or the NASDAQ NMS;
         (viii) in the event of any underwritten public offering, enter into an underwriting agreement with a managing underwriter or underwriters selected by the Company containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions, provided that each Seller participating in such underwriting shall also enter into such agreement;
         (ix) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the Sellers shall reasonably request (provided that Registrable Securities constitute at least 50% of the securities covered by such registration statement, unless such a "cold
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
comfort" letter or letters are provided to the Company or other selling holders in connection with such registration);
         (x) make available for inspection by the Sellers, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any Seller, underwriter, attorney, accountant or agent in connection with such registration statement; and
         (xi) obtain for delivery to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form and scope reasonably satisfactory to such underwriter or agent and their counsel.
         The Company may require each Seller to furnish the Company with such information regarding such Seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.
         Each Seller agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of this Section 4, such Seller will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Seller's receipt of the copies of the supplemented or amended prospectus contemplated by clause (v) of this Section 4, and, if so directed by the Company, each Seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Seller's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (i) of this Section 4 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (v) of this Section 4 and to and including the date when each Seller shall have received the copies of the supplemented or amended prospectus contemplated by clause (v) of this Section 4.

    SECTION 5.     Indemnification and Contribution.
         (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities

Act pursuant to Section 2 or 3, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, each Seller and its affiliates, each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Seller or any such underwriter within the meaning of the Securities Act (collectively, the "Seller Indemnitees"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which they may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Seller Indemnitee is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such Seller Indemnitee for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable to any Seller Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by such Sellers specifically for use in such registration statement (including any amendment or supplement thereto and including any preliminary, final or summary prospectus contained therein), and provided further that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 5(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Seller Indemnitee and shall survive the transfer of such securities by any Seller.
         (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 4 herein, that the Company shall have received an undertaking reasonably satisfactory to it from each prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless the Company and all other prospective sellers and each of their respective affiliates, respective directors and officers or general and limited partners (and the directors, officers, affiliates and controlling Persons thereof) (collectively, the "Company Indemnitees"), in the same manner and to the same extent as set forth in Section 5(a) in respect of the Seller Indemnitees, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by such underwriter, or written information furnished to the Company by such Seller specifically for use in such registration statement (including any amendment or supplement thereto and including any preliminary, final or summary prospectus contained therein). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective Sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such Seller.
         (c)  Notice of Claims, Etc.   Promptly after receipt by a
Seller Indemnitee or a Company Indemnitee (each, an "Indemnified Party") of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 5, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the indemnifying party will be entitled to participate in and to assume control of the defense of such action, including any settlement thereof, provided that the indemnifying party will not agree to any settlement without the prior consent of the Indemnified Party (which consent shall not be unreasonably withheld) unless such settlement requires no more than a monetary payment for which the indemnifying party agrees to indemnify the Indemnified Party and includes a full, unconditional and complete release of the Indemnified Person, provided, however, that the Indemnified Party shall be entitled to take control of the defense of any claim as to which, in the reasonable judgment of the indemnifying party's counsel, representation of both the indemnifying party and the Indemnified Party would be inappropriate under the applicable standards of professional conduct due to actual or potential differing interests between them. After notice has been provided by the indemnifying party to such Indemnified Party of its election to assume the defense of any claim pursuant to this Section 5(c), the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense of such claim. In the event that the indemnifying party does not assume the defense of a claim pursuant to this Section 5(c), the Indemnified Party will have the right to defend such claim by all appropriate proceedings, and will have control of such defense and proceedings, provided that no Indemnified Party shall agree to any settlement without the prior consent of the indemnifying party (which consent shall not be unreasonably withheld) unless the Indemnified Party irrevocably waives its right to indemnity under this Agreement with respect to such settlement. Each Indemnified Party shall, and shall cause their legal counsel to, provide reasonable cooperation to the indemnifying party and its legal counsel in connection with its assuming the defense of any claim, including the furnishing of the
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
indemnifying party with all papers served in such proceeding. In the event that an indemnifying party assumes the defense of an action under this Section 5(c), then such indemnifying party shall, subject to the provisions of this Section 5, indemnify and hold harmless the Indemnified Party from any and all losses, claims, damages or liabilities by reason of such settlement or judgment.
         (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 5 (with appropriate modifications) shall be given by the Company and each Seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.
         (e) Contribution. If the indemnity provided for in the foregoing paragraphs of this Section 5 is unavailable or insufficient for any reason to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, agrees to contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party on the one hand and the Indemnified Party on the other hand from the sale of securities under such registration statement, (ii) the relative fault of the indemnifying party on the one hand and the Indemnified Party on the other hand in connection with the statements, actions or omissions which resulted in such losses, claims, damages or liabilities and (iii) any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the Indemnified Party on the other hand (i) in the case of an untrue or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact, shall be determined by reference to, among other things, whether such statement or omission relates to information supplied by the indemnifying party or by the Indemnified Party respectively and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and (ii) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by the indemnifying party or the Indemnified Party respectively and the parties' relative intent, knowledge, access to information and opportunity to prevent such action or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentences. The amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities referred to in such sentences shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating, preparing to defend or defending any such action or claim.
         (f) Non-Exclusivity. The obligations of the parties under this Section 5 shall be in addition to any liability which any party may otherwise have to any other party.

    SECTION 6. Holdback Agreement. If any registration (whether or not Registrable Securities are included therein) shall be in connection with an underwritten public offering, the Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within 7 days before or 180 days (or such lesser period as the managing underwriter may permit) after the effective date of such registration, and the Company hereby also so agrees and agrees to use reasonable efforts to cause each other holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering or pursuant to a stock option or other employee benefit plan of the Company) to so agree.

    SECTION 7. Certain Limitations on Registration Rights. Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the Registrable Securities of any Holder (except in accordance with Section 3(a)(II)) unless the Company shall have received, concurrently with any request for registration hereunder, the written opinion of counsel to such Holder (which counsel shall be reasonably satisfactory to the Company and its counsel), stating that the sale or other disposition of such Holder's Registrable Securities, in the manner proposed by such Holder, could not be effected without registering such Registrable Securities under the Securities Act and that such sale or other disposition could not be effected pursuant to Rule 144 (or any successor provision) under the Securities Act or any other registration exemption under the Securities Act.

    SECTION 8.  General Provisions.
         (a) Governing Law; Consent to Jurisdiction; Service of Process. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PROVISIONS. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY (A) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING (COLLECTIVELY, "SUIT") ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT AND ADJUDICATED IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NEW YORK, (B) SUBMITS FOR ITSELF AND IN RESPECT OF ITS PROPERTY TO THE JURISDICTION OF ANY SUCH COURT FOR THE PURPOSES OF ANY SUCH SUIT AND (C) WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF THE ABOVE COURTS, THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT IS IMPROPER. EACH OF THE PARTIES ALSO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE SERVICE OF ANY PROCESS, PLEADINGS, NOTICES OR OTHER PAPERS IN A MANNER PERMITTED BY THE NOTICE PROVISIONS OF SECTION 8(d) HEREOF.
         (b) Remedies. Each of the Company, on the one hand, and the Shareowners, on the other, acknowledges and agrees that the other would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements in this Agreement of such party were not performed in accordance with its terms, and it is therefore agreed that each of the Shareowners and the Company, in addition to and without limiting any other remedy or right such party may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, subject to Section 8(a), enjoining any such breach and enforcing specifically the terms and provisions hereof. Each of the Shareowners and the Company hereby waive any and all defenses they may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.
         (ii) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in
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
equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.
         (c)  Joint and Several Obligations.  All of the
covenants, agreements and obligations of the Shareowners hereunder shall be joint and several.
         (d) Notices. All notices, demands, requests, certificates or other communications under this Agreement and all legal process in regard hereto shall be in writing and shall be decreed to be validly given, made or served when delivered personally or deposited in the U.S. mail, postage prepaid, for delivery by express, registered or certified mail, or delivered to a recognized overnight courier service guaranteeing next Business Day delivery, addressed as follows:
         If to the Company:
              Rochester Telephone Corporation
              180 South Clinton Avenue
              Rochester, New York  14646
              Attn:  John K. Purcell
                     Corporate Vice President

         With required copies to:
              Rochester Telephone Corporation
              180 South Clinton Avenue
              Rochester, New York  14646
              Attn:  Helen A. Zamboni
                     Corporate Counsel

              Simpson Thacher & Bartlett
              425 Lexington Avenue
              New York, New York  10017-3909
              Attn:  Richard I. Beattie

         If to Steven C. Simon:
              Steven C. Simon
              1300 Nicollet Avenue
              Suite 218
              Minneapolis, Minnesota  55403

         With a required copy to:
              Maun & Simon, PLC
              2900 Norwest Center
              90 South Seventh Street
              Minneapolis, Minnesota  55402-4133
              Attn:  Albert A. Woodward

         If to James G. Weinert:
              James G. Weinert
              1300 Nicollet Avenue
              Suite 218
              Minneapolis, Minnesota  55403

         With a required copy to:
              Maun & Simon, PLC
              2900 Norwest Center
              90 South Seventh Street
              Minneapolis, Minnesota  55402-4133
              Attn:  Albert A. Woodward

    If to any other Shareowner, to the address of such other Shareowner as shown in the stock record book of the company, or to such other address as any of the above shall have specified in a notice given pursuant to this Section 8(d) to all of the other above.
    Any notice delivered after business hours or on a Saturday, Sunday or legal holiday shall be deemed for purposes of computing any time period hereunder to have been delivered on the next Business Day.
         (e) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The parties agree that they will use their best efforts at all times to support and defend this Agreement.
         (f) Amendments. This Agreement may be amended only by an agreement in writing signed by all of the parties hereto.
         (g) Descriptive Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

         (h) Counterparts. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, bears the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original as against the party whose signature appears thereon, or on whose behalf such counterpart is executed, but all of which taken together shall be one and the same statement.
         (i) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto, provided that a Shareowner may not assign any of his rights or obligations hereunder to any Person without the prior written consent of the Company. Notwithstanding the foregoing, the Company's consent shall not be required in connection with the assignment of this Agreement to the estate of a Shareowner, provided that such estate shall be a "Shareowner" for all purposes of this Agreement as if such estate were an original signatory hereto and shall be legally bound by all the terms of this Agreement.

         IN WITNESS WHEREOF, the parties hereto intending to be legally bound have duly executed this Agreement, all as of the day and year first above written.

ROCHESTER TELEPHONE CORPORATION

By: -------------------------
Name:
Title:


- -----------------------------
    Steven C. Simon

- -----------------------------
    James G. Weinert

SCHEDULE 8.14
- -------------
                    EMPLOYMENT AND NON-COMPETE AGREEMENT

    THIS EMPLOYMENT AND NON-COMPETE AGREEMENT is made as of the
day of       , 1994 (the "Effective Date"), by and among AMERICAN
SHARECOM, INC., a Minnesota corporation ("Company"), ROCHESTER
TELEPHONE CORPORATION ("Parent") and JAMES J. WEINERT
("Executive").

                                  PREAMBLE

    WHEREAS, pursuant to a Stock Acquisition Agreement dated as of
          , 1994 (the "Acquisition Agreement"), Company has become an indirect subsidiary of Parent; and

    WHEREAS, Company and Parent wish to retain the services of Executive as provided in this Agreement.

    NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements herein contained, Company, Parent and Executive have agreed as follows:

1.  Terms of Employment.
    1.1 Employment. Company agrees to continue to employ Executive, and Executive agrees to continue to serve Company, on the terms and conditions set forth herein.
    1.2 Position and Duties. Executive shall continue to have such powers and duties normally associated with his position as in a company of similar size and nature as Company and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors of Company or Parent. Executive shall devote substantially all his working time and efforts to the business and affairs of Company and its affiliates.
    1.3 Term. The term of this Agreement ("Term") shall be 24 months after the Effective Date, unless earlier terminated or extended.

2.  Compensation.
    2.1 Base Salary. Executive's Base Salary shall be $167,500 for the first 12 month period which begins on the Effective Date. Executive's Base Salary in the second 12 months of the Term shall be $184,250 if Company achieves or exceeds the maximum targets set forth in Section 2.2(a) below and $150,750 if Company does not achieve the minimum targets set forth in Section 2.2(a) below. Executive's Base Salary shall be adjusted pro rata for achievements which fall between the targets set forth in Section 2.2(a) below. The Base Salary may be adjusted thereafter by Company in accordance with Parent's compensation program as it changes from time to time. Executive's Base Salary shall be payable in accordance with Company's normal payroll policies.
    2.2 Performance Bonus. Executive shall be eligible to receive a performance bonus in the following amounts and upon satisfaction of the following conditions:
         (a) Following the end of the first 12 months of the Term, Executive shall be entitled to receive as soon as practicable as possible after determination a bonus equal to: (i) 50% of his Base Salary payable during the first 12 months of the Term if the revenues of Company for the first 12 months of the Term are at least $140,000,000 and (ii) 50% of his Base Salary payable during the first 12 months of the Term if the earnings before interest, taxes and depreciation amortization ("EBITDA") of Company for the first 12 months of the Term is at least $31,000,000 ((i) and (ii) together being the maximum targets). Executive shall not be entitled to any bonus if (iii) the revenues of Company for the first 12 months of the Term are less than $130,000,000 and (iv) the EBITDA of Company for the first 12 months of the Term is less than $27,500,000 ((iii) and (iv) together being the minimum targets). The percent of Executive's Base Salary to be paid as a bonus hereunder shall be adjusted pro rata for results which fall between the maximum and minimum targets. If Company's results exceed the maximum targets, Executive's bonus shall be increased by .75% of each dollar of revenue in excess of $140,000,000 and by 7.5% of each dollar of EBITDA in excess of $31,000,000.
         (b) Following the end of the second 12 months of the Term, Executive shall be entitled to receive a bonus equal to: (i) 25% of his Base Salary payable during the second 12 months of the Term if the revenues of Company for the second 12 months of the Term are at least $150,000,000 and (ii) 25% of his Base Salary
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
payable during the second 12 months of the Term if the EBITDA of Company for the second 12 months of the Term is at least $33,000,000 ((i) and (ii) together being the maximum targets). Executive shall not be entitled to any bonus if (iii) the revenues of Company for the second 12 months of the Term are less than $140,000,000 and (iv) the EBITDA of Company for the second 12 months of the Term is less than $31,000,000 ((iii) and (iv) together being the minimum targets). The percent of Executive's Base Salary to be paid as a bonus hereunder shall be adjusted pro rata for results which fall between the maximum and minimum targets. If Company's results exceed the maximum targets, Executive's bonus shall be increased by .75% of each dollar of revenue in excess of $150,000,000 and by 7.5% of each dollar of EBITDA in excess of $31,000,000. Executive shall be entitled to receive up to 50% of his Base Salary during the second 12 months of the Term if Parent, in Parent's sole judgment deems Company to have been successful in aligning its service offerings and operations with those of Parent and its affiliates.
    2.3 Expenses. During the term of Executive's employment hereunder, Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred in performing services hereunder, provided that Executive properly accounts therefor in accordance with written Company policy. Such expenses shall include first class air fare when travelling on Company business.
    2.4 Compensation and Benefit Programs of Company. While employed hereunder, Executive shall be eligible to participate in the benefit programs and plans maintained by Company for the benefit of its management employees and in Parent's Executive Compensation Program, at the level of Division Vice President which is maintained by Parent for its executive level employees (or any successor programs implemented by Company or Parent from time to time). During the Term and, provided Executive has not been terminated for Cause, for one year thereafter, Company shall pay for Executive's lease of a new automobile.

3.  Termination of Employment.
    3.1 Upon Death. Executive's employment hereunder shall terminate upon his death.

    3.2 By Company. Company may terminate Executive's employment hereunder at any time with or without Cause.
    3.3 By Executive. Executive may terminate his employment hereunder at any time for any reason.
    3.4 Notice of Termination, Payments. Any termination of Executive's employment hereunder (other than by death) shall be communicated by 30 days advance written Notice of Termination by the terminating party to the other party to this Agreement; provided that no advance Notice of Termination of Executive for Cause by Company is required. Unless otherwise provided in Section 4, any amounts owed by Company to Executive pursuant to Section 4 shall be paid on the Date of Termination.

4.  Payments in the Event of Termination of Employment.
    4.1 Payments in the Event of Termination by Company for Cause or Voluntary Termination by Executive. If Executive's employment hereunder is terminated by Company for Cause or by Executive other than for Good Reason, Company shall pay Executive (a) his accrued and unpaid Base Salary through the Date of Termination on the Date of Termination or as soon thereafter as is practicable and (b) any payments or other rights or benefits Executive may be entitled to receive pursuant to any retirement, pension or other employee benefit or compensation plan or life insurance policy maintained by Company at the time or times provided therein.
    4.2 Payments in the Event of Any Other Termination of Employment. If Executive's employment hereunder is terminated by Company other than for Cause, Company shall pay Executive (i) 18 months' worth of the then applicable Base Salary on the Date of Termination or as soon thereafter as is practicable; and (ii) any payments or other rights or benefits Executive may be entitled to receive pursuant to any retirement, pension or other employee benefit or compensation plan or life insurance policy maintained by the Company at the time or times provided therein.
         Executive shall not be required to mitigate the amount of any payment provided for in this Section 4.2 by seeking other employment or otherwise, and no such payment shall be offset or reduced as a result of Executive obtaining new employment.

5.  Confidentiality; Non-Compete.
         5.1 Confidentiality. Executive shall not, without the prior written consent of Parent or Company, divulge, disclose or
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make accessible to any other person, firm, partnership or
corporation or other entity any Confidential Information pertaining to the business of Parent or Company except (a) while employed by Parent or Company in the business of and for the benefit of Parent or Company or (b) when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of Parent or Company, or by any administrative body or legislative body (including a committee thereof) with jurisdiction to order Executive to divulge, disclose or make accessible such information. For purposes of this Section 5.1, "Confidential Information" shall mean non-public information concerning Parent's or Company's financial data, strategic business plans, product development (or other proprietary product date), customer lists, marketing plans and other proprietary information, except for specific items which have become publicly available information other than through a breach by Executive of his fiduciary duty or any confidentiality agreement. Confidential Information does not include information the disclosure of which cannot reasonably be expected to adversely affect the business of Parent or Company. This confidentiality covenant has no temporal or geographical restriction. Upon termination of this Agreement, Executive shall promptly return to Company all Confidential Information and any other tangible product or document which has been produced by, received by or otherwise submitted to Executive during the Term or prior to the Expiration Date (as defined in Section 5.2 below), and shall not retain any copies thereof.
    5.2  Non-Compete.
         (a) It is acknowledged by Executive and Parent, that as a co-owner of Company prior to its acquisition by Parent and as an executive level employee of Company thereafter, Executive has developed a special, unique and extraordinary expertise in telecommunications. Therefore, in consideration of the payment by Parent to Executive on the Effective Date of the sum of $1,200,000, Executive covenants and agrees with Parent and Company that, during the period commencing on the Effective Date and ending five years after the later of (i) the expiration of the Term (as it may be extended by mutual agreement of Parent, Company and Executive) or
(ii) the end of any contract or arrangement pursuant to which Executive is providing consulting or other services to Company or Parent on a regular and continuous basis (the later of (i) and (ii) being known as the "Expiration Date"), he shall not directly or indirectly (whether as owner, partner, consultant, employee, or otherwise), engage in any "Restricted Business", as defined below; nor shall Executive solicit any person or entity which is a customer of Company on the Expiration Date; nor shall Executive solicit the employment of or a consulting or like arrangement with a person who is then or within the prior six months was an employee of Company or Parent or any of its affiliates.
         (b) For the purposes of this Agreement, a "Restricted Business" is (i) a line of business engaged in by Parent or any of its affiliates (including Company) on the Expiration Date, (ii) in any geographic area in which such line of business is engaged in by Parent or any of its affiliates and the 50 surrounding miles contiguous thereto and (iii) which line of business produces (or is projected to produce in any of the three succeeding fiscal years after the Expiration Date) over 5% of the consolidated revenues of Parent.
         (c) For purposes of this Section 5.2, Executive shall not be deemed to be in violation of this covenant if (i) Executive owns beneficially and of record less than 1% of the outstanding capital stock of a company that would otherwise be a competing entity; (ii) such company is subject to the periodic and other reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; and (iii) the equity of such company is regularly traded on a national stock exchange.
         (d) Executive, Parent and the Company agree that this covenant not to compete is a reasonable covenant under the circumstances and supported by the consideration stated above, and further agree that if in the opinion of any court of competent jurisdiction, such restraint is not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of this covenant as to the court shall appear not reasonable and to enforce the remainder of the covenant as so amended.
    5.3 Remedies for Breach. (a) Executive agrees that any breach of the terms of this Section 5 would result in irreparable injury and damage for which there would be no adequate remedy at law, and that, in the event of such breach or any threat of breach (a "Breach"), Parent shall be entitled to an immediate injunction and restraining order to prevent such Breach, without having to
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
prove damages, in addition to any other remedies to which Parent may be entitled at law or in equity. The provisions of this
Section 5 shall survive any termination of this Agreement and the Expiration Date. The existence of any claim or cause of action or otherwise, shall not constitute a defense to the enforcement of the covenants and agreements of this Section 5.
         (b) Executive shall indemnify the Company, Parent and its affiliates (the "Section 5 Indemnified Parties") and hold the
Section 5 Indemnified Parties harmless from any and all loss, damage and expense of every nature and character arising or resulting from a Breach, including but not limited to, any loss or damage estimated in good faith by Parent or Company to have been suffered by Parent or Company due to a Breach, any and all judgments or awards rendered by a court in favor of Parent or Company as a result of a Breach, all amounts agreed to be paid by Executive in connection with any settlement entered into with Parent or Company in satisfaction of any claim that a Breach has occurred and all reasonable attorneys' and experts' fees incurred by Parent or Company in enforcing its rights under this Section 5 (all of the foregoing being known herein as "Section 5 Losses" or, individually, a "Section 5 Loss").
         (c) Prior to the termination of the Escrow Agreement in accordance with its terms, the Escrow Fund shall be available to satisfy any Section 5 Losses incurred by any Section 5 Indemnified Party. The procedure for any claims by the Section 5 Indemnified Parties (a "Section 5 Notice of Claim") against Executive shall be governed by Section 11.3 of the Acquisition Agreement, provided that the terms Parent, Executive, Section 5 Loss, Section 5 Indemnified Parties, Section 5 Notice of Claim and Section 5 Notice of Disputed Claim, shall for purposes of this Agreement be substituted, respectively, for Rochester, Sellers' Representative and Sellers, Article XI Loss, Article XI Indemnified Parties,
Article XI Notice of Claim and Article XI Notice of Disputed Claim as may be applicable.
         (d) The indemnification provided in this Section 5 shall not be the exclusive remedy available to Company, Parent and its affiliates for any breach of this Agreement by Executive.

6. Successors and Assigns. This Agreement and all rights of Executive hereunder shall inure to the benefit of and be
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enforceable by, Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees.

7. Withholding. All payments required to be made by the Company hereunder shall be subject to the withholding of such amounts as are required to be withheld pursuant to any applicable law or regulation.

8. Certain Defined Terms. As used herein, the following terms have the following meanings:
         "Agreement" shall mean this Employment and Non-Compete Agreement, as the same may be amended, supplemented or otherwise modified from time to time.
         "Base Salary" shall mean the annual salary of the Executive in effect from time to time under Section 2.1.
         "Cause" shall mean with respect to termination of Executive's employment hereunder (i) an act or acts of personal dishonesty by Executive which results in a not insubstantial personal enrichment of Executive at the expense of Company or Parent, (ii) an act or acts or personal dishonesty by Executive which causes substantial injury to the business, operations or reputation of Company or Parent, (iii) material breach (other than as a result of a Disability) by Executive of Executive's obligations under this Agreement which action was (a) undertaken without a reasonable belief that the action was in the best interest of Company or Parent and (b) not remedied within ten days after receipt of written notice from Company or Parent specifying the alleged breach, or (iv) the conviction of Executive of a felony.
         "Date of Termination" shall mean, with respect to Executive, the date of termination of Executive's employment hereunder after the notice period provided by Section 3.4.
         "Disability" shall mean Executive's physical and mental condition which prevents continued performance of his duties hereunder, if Executive establishes by medical evidence that such condition will be permanent and continuous during the remainder of Executive's life or is likely to be of at least three years' duration.
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
         "Good Reason" shall mean, with respect to Executive, any one or more of the following: (i) the relocation of Company's principal executive offices to a location outside the Minneapolis-St. Paul Metropolitan Area; or (ii) a failure by Company or Parent to comply with any material provision of this Agreement which has not been cured within ten days after receipt of written notice by Company or Parent specifying the alleged noncompliance. In order for Executive's termination of his employment to be considered for Good Reason, such termination must occur within one month after the event giving rise to such Good Reason.
         "Notice of Termination" shall mean a notice specifying the Date of Termination, which notice shall (i) indicate the specific termination provision (if any) in this Agreement applicable to the termination, and (ii) set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

9. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and a Corporate Vice President of Parent. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. There shall be no right of set-off or counterclaim, in respect of any claim, debt or obligation, against any payments to Executive, his dependents, beneficiaries or estate provided for in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.

10. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

11. No Limitation. Under no circumstances shall payment to Executive of any amount required to be paid under any provision
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
hereof, or provision to Executive of any other benefit or compensation required to be provided under any provision hereof, limit or reduce any other obligation of Company or Parent, as applicable, to make any payment or provide any benefit to Executive pursuant to any other provision hereof, except that Executive shall not be entitled to receive any benefits under any severance plan or program maintained by either Company or Parent in addition to the payments to be made to Executive pursuant to Section 4 of this Agreement.

12. Parent Undertaking.   Parent hereby agrees to cause Company to
perform all of its obligations hereunder and Executive shall be deemed to have entered into this Agreement in reliance upon the undertaking set forth herein.

13. Notices.   All notices and other communications given or made
pursuant to this Agreement shall be in writing and personally delivered or sent by a nationally recognized overnight courier or by telecopy to the parties at the following addresses:

    If to Executive:

         James J. Weinert



    If to Parent or Company:

         John K. Purcell
         Frontier Corporation
         180 South Clinton Avenue
         Rochester, New York 14646-0700

    with a required copy to:

         Helen A. Zamboni, Esq.
         Frontier Corporation
         180 South Clinton Avenue
         Rochester, New York 14646-0700

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
or to such other person or address as any party shall specify by notice in writing to the other. All such notices, requests, demands, waivers and communications shall be deemed to have been received by the relevant party on the date of personal delivery to such party's address, addressed to the attention of the appropriate person specified above, on the business day following the date on which such notice was sent by overnight courier to such party's address, addressed to the attention of the appropriate person specified above or, if such notice is sent by telecopy, on the date that such telecopy is confirmed as being received by the recipient.

    IN WITNESS WHEREOF, Executive, Parent and Company have caused this Agreement to be signed as of the Effective Date.

                        EXECUTIVE

                        --------------------------
                         James J. Weinert

                        AMERICAN SHARECOM, INC.

                        By: ----------------------


                        ROCHESTER TELEPHONE CORPORATION


                        By: ----------------------

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
SCHEDULE 8.17
- -------------
                              ESCROW AGREEMENT

    THIS AGREEMENT, dated as of                , 1995 among
ROCHESTER TELEPHONE CORPORATION, a New York corporation ("Frontier"), STEVEN C. SIMON as representative (in such capacity, the "Sellers' Representative") of the Sellers (as defined in the Stock Acquisition Agreement referred to below), and as escrow agent (the "Escrow Agent"). All terms not defined herein shall have the meanings ascribed to them in the Acquisition Agreement (as defined below).

    WHEREAS, Rochester and the Sellers have entered into a Stock
Acquisition Agreement dated as of           , 1994 (the
"Acquisition Agreement"; capitalized terms used herein without definition shall have the respective meanings set forth in the Acquisition Agreement) providing, among other things, for the acquisition of ASI by a direct or indirect wholly-owned subsidiary of Rochester (the "Acquisition"); and
    WHEREAS, the Acquisition Agreement contemplates the due execution and delivery of this Agreement prior to the Closing of the Acquisition; and
    WHEREAS, the Sellers are required at the Closing to deposit or cause to be deposited with the Escrow Agent certificates representing the number of Shares determined as provided in Section
8.17 of the Acquisition Agreement and executed stock powers or other instruments of transfer necessary to convey good title to the Shares (such amount, together with interest accrued on any cash substituted in lieu of Shares, being hereinafter referred to as the "Escrow Fund"); and
    WHEREAS, the parties hereto desire to establish the Escrow
Fund to set aside a portion of the consideration to be paid to the Sellers in connection with the Acquisition for the purpose of providing for (i) the indemnification of the Article XI Indemnified Parties from and against the Article XI Losses relating to the Dissenters' Suits as set forth in Article XI of the Acquisition Agreement and (ii) the indemnification of the Section 5 Indemnified Parties by each of the Sellers from and against any Section 5 Losses as set forth in Section 5 of their respective Employment and Non-Compete Agreements;

    NOW, THEREFORE, the parties hereto agree as follows:

1.  Establishment of Escrow.
    Pursuant to Section 8.17 of the Acquisition Agreement, the Sellers have deposited ------- Shares of Rochester Stock in escrow with the Escrow Agent.
    No part of the Escrow Fund may be distributed from the escrow established hereunder (the "Escrow") without the prior written consent of the Sellers' Representative (or the applicable Executive in connection with a Section 5 Notice of Claim) and Rochester, except as expressly provided otherwise in Section 3. The Escrow Agent agrees to hold and distribute the Escrow Fund and any interest accrued thereon in accordance with the terms and conditions of this Agreement.

2.  Administration of Escrow.
    2.1 So long as the Escrow Fund contains any Shares, any cash dividends paid on such Shares shall be paid directly to the Sellers or, at their sole option, reinvested pursuant to Rochester's Dividend Reinvestment Plan.
    2.2 So long as the Escrow Fund contains any cash, it shall be invested by the Escrow Agent, as specifically directed in writing by the Sellers' Representative, in (i) direct obligations of the United States of America, (ii) obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, including taxable government money market portfolios restricted to obligations issued or secured by the full faith and credit of the United States of America and repurchase agreements in respect of such obligations,
(iii) commercial paper rated of the highest quality by Moody's Investors Services, Inc. or Standard & Poor's Corporation, or (iv) certificates of deposit issued by a commercial bank having a net worth in excess of $500,000,000. The Escrow Agent shall have no responsibility to determine if the investments specified in writing by the Sellers' Representative are the types of investments described in clauses (i) through (iv) of the preceding sentence and neither the Escrow Agent, Rochester nor the Sellers' Representative shall be liable or responsible for any loss resulting from any investment or reinvestment made pursuant to this Section 2.2. The Escrow Fund shall be increased from time to time by any and all interest accrued and paid thereon (after payment of expenses
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
incurred in connection with the investment, reinvestment or sale thereof) pursuant to this Section 2.2. The Sellers' Representative shall act in that capacity under this Section 2.2 and Sections 4.4 and 4.5 for the benefit of the Executives under their respective Employment and Non-Compete Agreements.
    2.3 All dividends paid or interest earned pursuant to Sections 2.1 or 2.2 hereof shall be deemed as income of the Sellers, and not income of either Rochester or the Escrow Agent for federal, state and local income tax purposes, and the Sellers shall pay any federal, state and local income taxes attributable to such income. Upon payment of any such taxes (including without limitation, any estimated tax payments with respect thereto), the Sellers shall certify in writing to the Escrow Agent that they have paid such taxes, specifying the amount thereof and specifically referring to this Agreement.
    2.4 Upon each one year anniversary of the Closing until the termination of this Agreement, the Escrow Agent shall deliver to each Seller a report outlining (i) the number of Shares then held in escrow and the amount of cash, if any, of the Escrow Fund as of such date (ii) the investment performance of the Escrow Fund during the preceding one year period and (iii) a description of all Notices pursuant to which distributions from the Escrow Fund have been made during the preceding one year period and all pending Notices as of such date, in accordance with written instructions previously delivered to the Sellers' Representative from Rochester. Such written instructions shall specify the names of the Sellers and the addresses to which such report should be sent, and shall be revised from time to time by the Sellers' Representative to reflect changes therein.

3.  Distributions from Escrow Fund.
    3.1 Except as expressly provided elsewhere in this Agreement, the Escrow Agent shall in accordance with Section 3.2 make distributions from the Escrow Fund at any time, or from time to time, as follows:
         (a) Immediately upon receipt of and in accordance with, written instructions jointly executed by (i) the Sellers' Representative and Rochester with respect to any Article XI Notice of Claim and (ii) the applicable Executive and Rochester with respect to a Section 5 Notice of Claim;
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
         (b) Promptly after the expiration of 20 days from the date of its receipt of, and in accordance with, as may be applicable, (i) an Article XI Notice of Claim executed on behalf of Rochester and delivered pursuant to Section 11.3 of the Acquisition Agreement or (ii) a Section 5 Notice of Claim executed on behalf of Rochester and delivered pursuant to Section 5 of the applicable Employment and Non-Compete Agreement, provided that if, prior to the expiration of such 20-day period, the Escrow Agent receives an
Article XI Notice of Disputed Claim executed by the Sellers' Representative and delivered pursuant to Section 11.3 of the Acquisition Agreement or, as may be applicable, a Section 5 Notice of Disputed Claim executed by the applicable Executive and delivered pursuant to Section 5 of his Employment and Non-Compete Agreement, the Escrow Agent shall make such distribution only to the extent of the undisputed amount and shall proceed in accordance with Section 4.3 hereof with respect to the disputed amount; and
         (c) To the extent any Shares or cash then remain in escrow, on the sixth anniversary of the establishment of the Escrow Fund.
    3.2 Any amount to be distributed from the Escrow Fund pursuant to Section 3.1 shall be distributed in the form of Shares or, at Rochester's option, cash to the extent the Escrow Fund consists of cash. With respect to any amount to be distributed pursuant to Section 3.1 in the form of Shares, a number of shares (rounded to the nearest whole share) shall be distributed equal to the quotient obtained by dividing the amount to be distributed by the average closing price of the Shares on the New York Stock Exchange for the 15 trading days ending on the last trading day prior to such distribution.
    3.3 Each of the Sellers' Representative and Rochester hereby agrees that it will deliver notices to the Escrow Agent only in accordance with Article XI of the Acquisition Agreement and, with respect to the Employment and Non-Compete Agreement, each of the Executives and Rochester hereby agrees that they will deliver notices to the Escrow Agent only in accordance with Section 5 of their respective Employment and Non-Compete Agreement. The Escrow Agent shall have no responsibility to determine whether any notices received by it were delivered in accordance with Article XI of the Acquisition Agreement or Section 5 of the Employment and Non-Compete Agreements. The instructions referred to in Section 3.1
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
hereof together with any Article XI Notice of Claim or Section 5 Notice of Claim are herein collectively referred to as "Notices".
    3.4 The amount to which each Seller shall be entitled to receive in accordance with Section 3.1 shall be equal to the total amount to be distributed pursuant to Section 3.1 multiplied by the applicable Percentage Interest.

4.  Liability of the Escrow Agent.
    4.1 The Escrow Agent shall deal with the Escrow Fund and any interest accrued thereon only in accordance with (a) this Agreement or (b) written instructions given in conformity with this Agreement. The Escrow Agent shall not be bound in any way by, or be deemed to have knowledge of any of the terms of, the Acquisition Agreement, the Employment and Non-Compete Agreements or any other agreement among the parties hereto other than this Agreement except to the extent provisions of such agreements are specifically referred to herein. The Escrow Agent shall have no duties other than those expressly imposed on it herein and shall not be liable with respect to any action taken by it, or any failure on its part to act, except to the extent that such actions constitute bad faith, gross negligence or willful misconduct.
    4.2 The Escrow Agent makes no representations and has no responsibility as to the validity, genuineness or sufficiency of any of the documents or instruments delivered to it hereunder. The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give notice, receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent may act in reliance upon the advice of counsel satisfactory to it in reference to any matter in connection with this Agreement and shall not incur any liability for any action taken in good faith in accordance with such advice.
    4.3 In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Fund, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take
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
hereunder, the Escrow Agent shall be entitled to retain the amount of the Escrow Fund in dispute until the Escrow Agent shall have received (a) a final non-appealable order of a court of competent jurisdiction directing delivery of the amount of the Escrow Fund in dispute, (b) an order of the arbitrators pursuant to Section 13.16 of the Acquisition Agreement or any other order of arbitrators, or
(c) written instructions jointly executed by the Sellers' Representative and Rochester directing delivery of the amount of the Escrow Fund in dispute, in which event the Escrow Agent shall deliver the amount of the Escrow Fund in dispute in accordance with such order or instructions. Any court order referred to in clause
(a) above shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinion without further questions.
    4.4 The reasonable fees and disbursements incurred by the Escrow Agent in connection with its acting as Escrow Agent pursuant to this Agreement shall be paid by Rochester. The Sellers' Representative, on the one hand, and Rochester, on the other hand, jointly and severally agree to indemnify the Escrow Agent and hold the Escrow Agent harmless from and against all expenses, disbursements, advances, charges, damages and attorneys' fees which it in good faith may incur or suffer in connection with or arising out of this Agreement, except for such expenses, disbursements, advances, charges, damages and attorneys' fees incurred by reason of acts or omissions for which the Escrow Agent is liable under the last sentence of Section 4.1 hereof.
    4.5 The Escrow Agent or any successor Escrow Agent hereunder may resign by giving 30 days' prior written notice of resignation to the Sellers' Representative and Rochester, and such resignation shall be effective from the date specified in such notice. In case the office of the Escrow Agent shall become vacant for any reason, the Sellers' Representative and Rochester shall appoint a bank or trust company with an office in Rochester, New York having a net worth (as reflected in its latest publicly available certified financial statements) in excess of $500,000,000 as successor Escrow Agent hereunder by an instrument or instruments in writing delivered by the Sellers' Representative and Rochester to such successor Escrow Agent, whereupon such successor Escrow Agent shall succeed to all rights and obligations of the retiring Escrow Agent
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
as if this Agreement were originally executed by such successor Escrow Agent, and the retiring Escrow Agent shall deliver to such successor Escrow Agent the Escrow Fund and any dividends paid thereon or interest accrued thereon.
    4.6 The Escrow Agent shall not have any interest in the Escrow Fund, but shall serve as escrow holder only and have only possession thereof. Any payments of income from the Escrow Fund shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax identification number certification or non-resident alien certifications. This
Section 4 shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

5.  Representations and Warranties.
    5.1 Each of Rochester, the Sellers' Representative and the Escrow Agent individually (and only with respect to itself or himself, as the case may be) represents and warrants that:
         (a) In the case of Rochester and the Escrow Agent, such party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.
In the case of the Sellers' Representative, such party has all requisite power and authority to execute and deliver this Agreement and to perform his obligations hereunder.
         (b) The execution and delivery of this Agreement by Rochester and the Escrow Agent and the performance of the transactions herein contemplated have been duly authorized by the Board of Directors of Rochester and no further corporate action on the part of either Rochester or the Escrow Agent is necessary to authorize this Agreement and the performance of such transactions. This Agreement has been duly executed and delivered by each party hereto and, assuming due authorization, execution and delivery by each other party hereto, constitutes the legal, valid and binding agreement of such party enforceable against it or him in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.
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
         (c) Neither execution and delivery of this Agreement nor the performance by each party hereto of the transactions contemplated hereby will (i) in the case of Rochester and the Escrow Agent, violate or conflict with any of the provisions of the certificate of incorporation or by-laws of such party or, (ii) in the case of Rochester and the Sellers' Representative, with or without the giving of notice or the lapse of time or both, violate or constitute a default under or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under any mortgage, indenture, deed of trust, lease, contract, agreement, license or other instrument or any provision of any law, order, judgment, decree, restriction or ruling of any governmental authority to which such party is a party or by which any of its property is bound.
         (d) In the case of Rochester and the Sellers' Representative, the execution, delivery and performance of this Agreement by such party and the consummation by such party of the transactions contemplated by this Agreement will not require the consent, approval or authorization of any governmental or regulatory authority or any other Person under any license, agreement, indenture or other instrument to which such party is a party or to which any of its properties is subject, and no declaration, filing or registration with any governmental or regulatory authority is required in connection with such transactions, except for any consents, approvals, authorizations, declarations, filings or registrations that have not been obtained or made and will not, either individually or in the aggregate, materially adversely affect the ability of such party to consummate the transactions contemplated hereby or otherwise perform its obligations hereunder.

6.  Termination of this Agreement.
    This Escrow Agreement shall terminate upon the distribution by the Escrow Agent of all of the Shares and cash then held in the Escrow Fund, including any interest accrued thereon through the date of such distribution pursuant to Section 3 hereof.

7.  Notices.
    All notices and other communications given or made pursuant to this Agreement (other than distributions from the Escrow Fund to the Sellers which shall be made in accordance with the written instructions made by the Sellers' Representative pursuant to
Section 3.2 hereof) shall be in writing and personally delivered or sent by nationally recognized overnight courier or by telecopy to the parties at the following addresses:
    (a)  If to the Escrow Agent:




    (b) If to either of the Sellers in connection with an Article XI Notice of Claim, to the Sellers' Representative:




         with a copy to:



    (c)  If to Rochester:



         with a copy to:



or to such other person or address as any party shall specify by notice in writing to each of the other parties. All such notices, requests, demands, waivers and communications shall be deemed to have been received by the relevant party on the date of personal delivery to such party's address, addressed to the attention of the appropriate person specified above, on the business day following the date on which such notice was sent by overnight courier to such party's address, addressed to the attention of the appropriate person specified above or, if such notice is sent by telecopy, on the date that such telecopy is confirmed as being received by the recipient. Any notice to an Executive in connection with a Section 5 Notice of Claim shall be delivered to such Executive in accordance with the notice provisions of his Employment and Non-Compete Agreement.

8.  Sellers' Representative.
    In the event that, subsequent to the execution of this Agreement, Simon is unable or unwilling to serve as the Sellers' Representative, he may resign by giving 30 days' prior written notice of resignation to the Escrow Agent, Rochester and the other Seller, and, subject to the last proviso of this Section 8, such resignation shall be effective from the date specified in such notice. Thereafter Weinert shall serve as Sellers' Representative under this Agreement unless he is unable or unwilling to do so, in which event the Sellers shall designate another successor Sellers' Representative, provided, however, that either Simon or Weinert shall serve as Sellers' Representative hereunder until such successor is so designated.

9.  Creditors.
    No creditor of Rochester, the Sellers' Representative or the Sellers shall have any rights in or to the Escrow Fund so long as it remains subject to the terms of this Agreement.

10. Governing Law.
    This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

11. Headings.
    The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12. Counterparts.
    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single document. It shall not be necessary that any counterpart be signed by all of the parties hereto.

13. No Assignments.
    This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, heirs, administrators and representatives and shall not be enforceable by or inure the benefit of any third party except as provided in Sections 4 and 8 hereof with respect to a resignation by the Escrow Agent and the Sellers' Representative. No party may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties.

14. Amendments.
    This Agreement may be amended or modified only by a writing signed by all of the parties hereto.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


Rochester Telephone Corporation    Escrow Agent:


By:                                By:
    --------------------------         -------------------------
    John K. Purcell                Name:
    Corporate Vice President             -----------------------
                                   Title:
                                          ----------------------

STEVEN C. SIMON                    JAMES J. WEINERT

- -------------------------          ---------------------------

STATE OF NEW YORK   )
COUNTY OF MONROE    )  ss:

    On             , 1994, before me personally came John K.
Purcell, to me known, who, being by me duly sworn, did depose and say that deponent is the Corporate Vice President Rochester Telephone Corporation, the corporation described in and which executed the foregoing Agreement; that deponent has executed the Agreement by order of the Board of Directors of such corporation.

                             ------------------------------
                                   Notary Public
STATE OF              )
COUNTY OF             )  ss:

    On             , 1994, before me personally came
     , to me known, who, being by me duly sworn, did depose and say
that deponent is the                                of
               , the corporation described in and which executed the foregoing Agreement; that deponent has executed the Agreement by order of the Board of Directors of such corporation.

                             --------------------------------
                                   Notary Public
STATE OF             , COUNTY OF            )  ss:

    On             , 1994, before me personally came Steven C.
Simon to me known to be the individual described in, and who executed the foregoing Agreement, and acknowledged that he executed the same.

                             --------------------------------
                                         Notary Public

STATE OF             , COUNTY OF            )  ss:

    On             , 1994, before me personally came James Weinert
to me known to be the individual described in, and who executed the foregoing Agreement, and acknowledged that he executed the same.

                             --------------------------------
                                         Notary Public